UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21418

Ancora Trust

(Exact Name of Registrant as Specified in Charter)

6060 Parkland Boulevard, Suite 200

Cleveland, Ohio 44124

(Address of Principal Executive Offices)

Richard A. Barone

c/o Ancora Trust

6060 Parkland Boulevard, Suite 200

Cleveland, Ohio 44124

 (Name and Address of Agent for Service)

Copy to:

Michael J. Meaney, Esq.

McDonald Hopkins Co., LPA

600 Superior Ave., E., Suite 2100

Cleveland, Ohio 44114

Registrant's telephone number, including area code: (216) 825-4000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

12.31.15

ANNUAL REPORT

ANCORA

FUNDS

INTRODUCTION

TABLE OF CONTENTS

INTRODUCTION INCLUDING SHAREHOLDER LETTER……….………....…..….1

ANCORA INCOME FUND……….……………………………………………………….……..5

ANCORA/THELEN SMALL MID CAP FUND…………….……………………….…......9

ANCORA MICROCAP FUND…………….………….….……..……………………….…….15

ANCORA SPECIAL OPPORTUNITY FUND….……….…………….……………….….22

FINANCIAL REVIEW…..………………………………………...............................………..27

FUND EXPENSES………………………………..……………………………….….…....…….60

TRUSTEES & OFFICERS …………………………………..………….….….......................62

PRIVACY POLICY ………………………………………………………………………………64

1-866-6-ANCORA

Please feel free to dial our toll-free number to speak directly to a knowledgeable representative who can answer any questions or assist you with any issues concerning your account.

www.ancorafunds.com

This report and the financial statements contained herein are provided for the general information of the shareholders of the Ancora Funds. Investors should carefully consider before investing each Fund’s investment objective, risks and expenses. For a prospectus, which contains that information and more information about each Fund, please call 866-626-2672 or visit our website at www.ancorafunds.com. Please read it carefully before you invest or send money.

INTRODUCTION

LETTER TO SHAREHOLDERS (CONTINUED)

Dear Shareholders,

At best, 2015 was a difficult year. The stock market started 2015 with slight gains through the first half before declining sharply in the third quarter and finally rallying in the fourth quarter. After all the volatility, the markets ended up slightly for large caps with both the S&P 500 and Russell 1000 both returning about 1%. The Russell 1000 Growth Index was up 5.7% for the year but it was a different story for the Russell 1000 Value Index which, in spite of a strong 4th quarter, finished the year down 3.8%. Smaller capitalization stocks had an even more difficult time as shown by the Russell 2000 Index and Russell 2000 Value Index which closed down by 4.4% and 7.5%, respectfully. The year was made more difficult by the collapse in the energy sector. Shares of energy companies in the S&P 500 Index declined by over 21% while shares of smaller energy companies fared even worse.

The third quarter decline in stock prices was a response to uncertainty on future economic conditions as the Federal Reserve delayed raising rates, citing concerns that the still fragile world economy may restrain economic activity and further drag down already low inflation. In December, with the announcement that unemployment was approaching 5%, the Federal Reserve finally raised interest rates 25 basis points which marked the first rate hike since 2006. The stock market responded with a rally into the end of the year. Hesitancy by the Federal Reserve was fueled by global weakness, particularly China, which grew at its slowest rate in a number of years. Furthermore, 2015 marked the first year since 2009 that earnings of U.S. public companies declined.

Against this backdrop, profit margins continue to remain at historic highs and interest rates continue at historic lows, making it difficult to build a bullish case for equities and bonds in 2016. Yet as we look over the entire landscape of stocks, as well as bonds, there continues to appear to be distinct pockets of opportunity in sectors where declines in value have already taken place.

Ancora Income Fund

On a relative basis, the Ancora Income Fund had an excellent year. The Class I shares produced a total return of 3.41% and the Class C shares returned 2.81% while the Barclay’s Aggregate Index returned 0.56%. Considering that your Fund holds a small portion of its portfolio in the High Yield sector which declined 4.5% for the year, the relative results appear to be even better.

While the income shares of closed-end investment companies helped our results in 2014, a year in which we produced a total return of 11.64%, those shares faced headwinds in 2015. Shares of MFS Intermediate Income Trust and Aberdeen Asia-Pacific Income Fund, both of which hold primarily investment grade securities, declined in value for the year. Using a trading model which I developed nearly 30 years ago, most of the declines in closed-end funds were minor.

Benefiting our Fund in 2015 were investments in longer duration high quality securities such as Northern Trust 5.850% and Charles Schwab 6.000% which improved in price during the year. As we enter 2016, these securities continue to do well.

1

INTRODUCTION

LETTER TO SHAREHOLDERS (CONTINUED)

Ancora/Thelen Small Mid-Cap Fund

Along with the rebound in the market, the Fund rebounded sharply in the 4th quarter, finishing soundly ahead of the Russell 2500 for the quarter. However, relative strength in the fourth quarter did not offset weakness earlier in the year. For the full year the Fund’s Class I shares were down 9.30% and the Class C shares were down 9.99%, while the Russell 2500 was down 2.90%.

On a sector basis, the best performers were Technology, Energy and Industrials. Technology was driven by a fairly large position in Autobytel which performed well during the year. Energy was a strong relative performer as we maintained a substantial underweight most of the year. The underweight in this sector was due to the high debt leverage across most companies and the weak outlook for oil/gas prices, which made it difficult to find attractive opportunities. Finally, Industrials were led by broadly positive stock selection paced by recent additions Babcock &Wilcox and BWX Technologies. On the weak side were Consumer Discretionary and Materials. Both sectors were hurt by disappointing performance of equity spinoffs.

The largest stock contributors to performance for the year were Autobytel, Post Holdings., a fast growing specialty food company, and TFS Financial, a savings bank focused on the Midwest. Autobytel’s stock gained more than 100% in 2015. The Company beat expectations in each of the reported quarters and also completed an acquisition of a specialty online marketing firm which will expedite the Company’s growth. Post Holdings has reported steadily improving results on better than expected sales of private label cereals and has achieved better pricing on liquid eggs due to the Avian Flu outbreak. Finally, TFS Financial has benefitted from improved conditions for interest rate margins and a very aggressive share repurchase program in 2015.

The biggest detractors included Tribune Publishing, the newspaper publisher, Rayonier Advanced Materials, a specialty cellulose company, and United Online, a diversified communications and specialized social media and customer loyalty company. The largest disappointment was Tribune Publications as the company reported surprisingly weak earnings as announced cost cuts were slow to be initiated. Despite profit margins at half of the industry average, management has been unable to meaningfully improve margins. Compounding the margin issues was a poorly timed acquisition of a San Diego newspaper group. We had been decreasing our weighting throughout the year as cost cuts failed to materialize and the Fund sold the remaining position on the third quarter results. The second stock, Rayonier Advanced Materials, reported two relatively strong quarters and actually raised annual estimates before announcing that its largest customer was suing to break the terms of its long term contract. The customer had been with Rayonier Advanced materials for over 60 years and there were no outward signs that the two companies were having issues. A recent oversupply in specialty pulp had been worked through and it appeared that both companies would be benefitting from wholesale sales catching up to end market sales. We had lowered the weight due to the strange underperformance of the stock prior to the announcement and we sold the remaining shares on the announcement. The third disappointing stock was United Online. The company reported a strong first quarter as sales showed year over year growth for the first time in a number of years. The stock cooled off considerably after mid-year as investors focused on slowing sales in the Communications division. We have held the

2

INTRODUCTION

LETTER TO SHAREHOLDERS (CONTINUED)

stock as the company received an unsolicited takeover offer and announced it would be pursuing strategic alternatives.

In closing, we are mindful that our mandate is straight forward – provide as much value for our investors in a fashion which limits risk. We are resolute in our goal to provide substantially more value over time than our investors will get through simply investing in an index fund containing small and mid-cap stocks. Though our goal is clear, we fell short this year. We are disappointed with our underperformance in 2015, however, the long-term track record still remains very strong. We will continue to apply our time tested process of finding stocks which fit into our defined categories; special situations, underfollowed stocks, and franchise companies when the stocks are temporarily cheap.

Ancora Microcap Fund

In a year in which relative performance was inversely related to market cap size and in which value stocks underperformed growth stocks, the Microcap Fund faced several headwinds.  Regarding capitalization, our average cap size is $114 million versus The Russell Microcap of $225 million. Also, we are clearly more value oriented with an average price/book of .88x versus the Russell’s 1.51x. For 2015 our return was - 8.61% and -9.22% for the Class I and Class C Shares, respectively, versus -5.16% for the Russell Microcap index. Even though we slightly outperformed the index in the second half of the year, it was not enough to offset the shortfall during the first six months when significant gains in biotech stocks aided the index.

While many of our microcap holdings came under selling pressure during the year and were the object of tax loss selling toward year end ( e,g,  older holdings such as Imation, HH Gregg and Aviat Networks as well as newer additions such as Layne Christensen, Northwest Pipe and Ampco-Pittsburgh), the portfolio did benefit from several buyouts that targeted our holdings including Courier Corp., LNB Bancorp, Meadowbrook Insurance Group, Penford, Planar Systems, Tecumseh Products and Procera Networks.  Also, a few stocks (Hawaiian Holdings, Heska, Lawson Products and John B. Sanfilippo & Sons) experienced significant gains resulting in our exiting the positions as they exceeded our valuation targets.  These liquidations, both forced and voluntary, resulted in not only significant realized gains, but also in cash proceeds which need to be redeployed.

Fortunately, weak general market conditions, particularly in the microcap space, has enabled us to redeploy these proceeds into attractive value situations which we believe have significant future potential.  One area where we have been finding interesting values revolves around the theme of infrastructure.  We are finding several companies in this area which appear to be undervalued despite their strong balance sheets due to current earnings weakness. We believe many companies exposed to infrastructure stand to benefit in the future, however the economy unfolds.  In a healthy economy their earnings should recover, while in a faltering economic scenario infrastructure appears to be the one area that both political parties agree on as the only acceptable means of fiscal stimulation.

3

INTRODUCTION

LETTER TO SHAREHOLDERS (CONTINUED)

Finally, we are pleased to report that since inception, a period representing over seven years of performance, the Ancora MicroCap Fund’s I shares annualized return has exceeded that of the benchmark index by over 1%.

Ancora Special Opportunity Fund

For 2015, the Ancora Special Opportunity Fund saw a decline in value of 2.89% for its Class I shares and 3.60% for its Class C shares while the Wilshire 5000 Index returned a modest 0.68%. Considering its focus on value investing, the fact that the Russell 1000 Value Index declined 3.8% and the Russell 2000 Value Index declined 7.5%, your Fund fared well on a relative basis.

It was the shares of several small companies such as Centrue Financial, Iteris, Nevada Gold & Casinos, and Independent Bank which improved in value and helped our results. Declines in the value of Ally Financial, Safeguard Scientific, Firsthand Technology Value Fund and Genworth Financial were responsible for a significant portion of the decline we experienced.

As we move into 2016, your Fund intends to focus on significant companies which have experienced oversized declines in value. While we face some headwinds going into the new year, we believe our value approach will benefit our shareholders.

Sincerely,

Richard A Barone

Chairman

4

ANCORA INCOME FUND

INVESTMENT OBJECTIVE:

THE ANCORA INCOME FUND SEEKS TO PROVIDE INVESTORS A HIGH LEVEL OF CURRENT INCOME WITH A SECONDARY OBJECTIVE OF CAPITAL APPRECIATION.

PORTFOLIO MANAGER:

Richard A. Barone

Chairman Emeritus, Ancora Advisors

_________________________

NET ASSETS:

$28.5 MILLION*

_________________________

INCEPTION DATE:

JANUARY 5, 2004

_________________________

TICKERS:

CLASS C – ANICX

CLASS I – AAIIX

________________________

MINIMUM INITIAL INVESTMENT:

CLASS C – $5,000

CLASS I – $5,000

* As of December 31, 2015

TOP HOLDINGS: DECEMBER 31, 2015 (d)
NAME	% OF NET ASSETS
First American Funds Government Obligation Class Y 0.01%	14.70%
Aberdeen Asia-Pacific Income Fund, Inc.	5.06%
MFS Intermediate Income Trust	4.82%
The GDL Fund Series B 3/26/18 - 3.0%	4.42%
Wells Fargo Advantage Multi-Sector Income Fund	4.38%
Franklin Limited Duration Income Trust	4.14%
Gabelli Dividend & Income Trust Preferred A - 5.875% - Perpetual 3.53%
Western Asset/Claymore Inflation-Linked Opportunity	3.07%
State Street Corp. - 6% 12/31/49 Pfd	2.89%
Ares Capital Corp. Sr Nt 10/1/22 - 5.875%	2.84%

SECTOR DIVERSIFICATION: DECEMBER 31, 2015 (d)
NAME	% OF NET ASSETS
Closed-End Income Funds	26.45%
Direct Trust Certificates	26.40%
Money Market Funds	14.70%
Traditional Preferred	12.50%
REIT Senior Securities	10.17%
Closed-End Funds, Senior Securities	9.60%
Other Assets In Excess of Liabilities	0.18%

TOTAL RETURNS: DECEMBER 31, 2015
	ONE YEAR	THREE YEARS (d)	FIVE YEARS (d)	TEN YEARS (d)	SINCE INCEP (a)(d)
ANCORA INCOME FUND - C(b)	2.81%	3.24%	4.78%	5.17%	4.76%
ANCORA INCOME FUND - I(b)	3.41%	3.95%	5.32%	5.57%	5.12%
BARCLAY’S AGG. INDEX(c)	0.56% (d)	1.45%	3.25%	4.47%	4.29%

a)	Inception data reflects the annualized return since 1/05/04.
b)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.
c)	The Barclay’s Aggregate Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index.
d)	Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

5

ANCORA INCOME FUND

PERFORMANCE ILLUSTRATION (UNAUDITED)

The chart above assumes an initial investment of $1,000,000 made on January 5, 2004 (commencement of Fund operations) and held through December 31, 2015. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

6

ANCORA INCOME FUND

SCHEDULE OF INVESTMENTS

	Shares	Value
Corporate Bond Trust Certificates - 26.40%

Direct Trust Certificates - 26.40%
Amtrust Finl Svcs Inc Sub Nt Exp 9/15/55 - 7.500%	5,000	$ 129,350
Ares Capital Corp. Sr Nt 10/1/22 - 5.875%	32,000	809,600
Capitala Finance Corp. 7.125% - 6/16/21 Pfd - Series F	25,000	623,750
Colony Capital, Inc. 7.125% 12/31/49 Pfd	16,000	350,560
Ctl 6.625% - 09/15/55 Pfd	12,000	302,160
Eagle Pt Cr Co Nt Exp 12/31/20 - 7.000%	2,000	49,700
Hercules Technology Growth Cap Sr NT 9/30/19 - 7.000%	8,013	202,168
KKR Financial Holdings Pfd Ser A - 7.375% - Perpetual	14,000	372,120
Main Street Capital Corp. - 6.125% 4/1/23 Series	22,000	555,940
Medley Corp Nt - 6.500% - 1/30/21	5,000	123,249
Merrill Lynch Preferred D - 7.000% - Perpetual	12,000	307,440
MVC Capital, Inc. 1/15/23 Series - 7.250%	30,000	738,000
Psec 6.250% - 6/15/24	12,000	282,000
Saratoga Investment Corp. 5/31/20 - 7.500%	32,000	795,520
Travelcenters Amer LLC Sr Nt Exp 10/15/30 - 8.000%	17,100	419,976
THL Credit, Inc. 6.750% - 11/15/21 Pfd	12,000	298,800
Torchmark Corp. 12/15/52 - 5.875%	28,000	722,400
Triangle Capital Corp. 6.360% - 3/15/22 Pfd	12,000	306,000
United States Cellular Corp. 7.250% - 12/01/64	5,000	125,550
		7,514,283

TOTAL CORPORATE BOND TRUST CERTIFICATES (Cost $7,470,416)		7,514,283

Investment Companies - 36.05%

Closed-End Income Funds - 26.45%
Aberdeen Asia-Pacific Income Fund, Inc.	315,000	1,439,550
AllianzGI Convertible & Income Fund	100,000	554,000
BlackRock Credit Allocation Income Trust IV	30,000	370,200
Franklin Limited Duration Income Trust	110,000	1,179,200
MFS Charter Income Trust	25,000	190,500
MFS Intermediate Income Trust	300,000	1,371,000
MFS Multimarket Income Trust	55,000	303,050
Wells Fargo Advantage Multi-Sector Income Fund	110,000	1,245,200
Western Asset/Claymore Inflation-Linked Opportunity	85,000	874,650
		7,527,350
Closed-End Funds, Senior Securities - 9.6%
Gabelli Dividend & Income Trust Preferred A - 5.875% - Perpetual	38,500	1,004,939
Gabelli Equity Trust, Inc. Ser D - 5.875% Pfd - Perpetual	15,000	390,150
Gabelli Healthcare - 5.875% Series B Pfd - Perpetual	3,000	80,550
The GDL Fund Series B 3/26/18 - 3.000%	25,000	1,256,517
		2,732,156

TOTAL INVESTMENT COMPANIES (Cost $10,740,993)		10,259,506

* See accompanying notes which are an integral part of the financial statements.

7

ANCORA INCOME FUND

SCHEDULE OF INVESTMENTS  (CONTINUED)

	Shares	Value

Traditional Preferred- 12.5%
Capital One Financial Corp F 6.250% 12/31/49	12,000	$ 315,480
Kayne Anderson MLP Investment Co. Pfd Shs 4/1/19 - 4.250% - Series E	10,000	253,000
Maiden Holdings Ltd Pfd Ser C - 7.125% - Perpetual	12,000	302,040
Northern Trust Corp. 5.850% Series C Pfd - Perpetual	10,000	267,963
Charles Schwab 6.000% - 12/31/49	30,000	807,900
State Street Corp. 6.000% - 12/31/49 Pfd	31,000	823,670
Wells Fargo & Co. 6.000% - 12/31/49	30,000	787,500
		3,557,553

TOTAL TRADITIONAL PREFERRED (Cost $3,381,258)		3,557,553

REIT Senior Securities - 10.17%
Apollo Coml Real Estate Pfd Ser A 8.625% - Perpetual	20,000	517,400
Apollo Invt Corp Sr Nts 6.875% Exp 7/15/43	15,000	375,900
Arbor Realty Trust, Inc. 7.375% - 5/15/21 Pfd	16,200	398,520
Bluerock Residential Growth REIT Ser A 8.250% - 12/31/49 -Perpetual	5,000	126,500
Digital Realty Trust, Inc. Preferred Series G 5.875% - Perpetual	12,000	299,400
Pebblebrook Hotel Tr Pfd Ser C 6.500% - Perpetual	10,000	252,900
Public Storage 6.000% series Z Pfd - Perpetual	10,057	269,628
Wells Fargo REIT 6.375% Series A 12/31/49 Pfd - Perpetual	25,000	654,000
		2,894,248

TOTAL REIT SENIOR SECURITIES (Cost $2,705,248)		2,894,248

Money Market Funds - 14.70%
First American Funds Government Obligation Class Y 0.01% (a)	4,182,111	4,182,111
		4,182,111

TOTAL MONEY MARKET FUNDS (Cost $4,182,111)		4,182,111

TOTAL INVESTMENTS (Cost $28,480,026) 99.82%		28,407,701

Other Assets In Excess of Liabilities - 0.18%		51,049

TOTAL NET ASSETS - 100.00%		$28,458,750

* See accompanying notes which are an integral part of the financial statements.

(a) Variable rate security; the coupon rate shown represents the 7-day yield as of December 31, 2015.

8

ANCORA /THELEN SMALL-MID CAP FUND

INVESTMENT OBJECTIVE:

THE ANCORA/THELEN SMALL-MID CAP FUND SEEKS TO OBTAIN CAPITAL APPRECIATION.

PORTFOLIO MANAGER:

Dan Thelen

Managing Director - Small/Mid Cap Equities, Ancora Advisors

_________________________

NET ASSETS:

$56.1 MILLION*

_________________________

INCEPTION DATE:

JANUARY 2, 2013

_________________________

TICKERS:

CLASS C – AATCX

CLASS I – AATIX

________________________

MINIMUM INITIAL INVESTMENT:

CLASS C – $5,000

CLASS I – $5,000

CLASS S – $1,500,000

* As of December 31, 2015

TOP HOLDINGS: DECEMBER 31, 2015 (d)
NAME	% OF NET ASSETS
TFS Financial Corp.	3.56%
Ally Financial, Inc.	3.32%
FTD Companies, Inc.	3.17%
Liberty Ventures	3.13%
Baxalta, Inc.	2.91%
Tribune Media Co. - Class A	2.80%
BWX Technologies, Inc. Common S	2.77%
Fidelity National Financial, Inc.	2.75%
Allegion PLC	2.53%
Babcock & Wilcox Co.	2.48%

SECTOR DIVERSIFICATION: DECEMBER 31, 2015 (d)
NAME	% OF NET ASSETS
Consumer Discretionary	32.04%
Financials	20.61%
Industrials	15.84%
Health Care	8.38%
Information Technology	8.24%
Consumer Staples	8.19%
Utilities	3.39%
Materials	1.69%
Telecommunication Services	1.46%
Money Market Funds	0.16%
Liabilities In Excess of Other Assets	0.00%

TOTAL RETURNS: DECEMBER 31, 2015
	THREE MONTHS(d)	SIX MONTHS(d)	ONE YEAR	TWO YEARS(d)	SINCE INCEP(a)
ANCORA/THELEN SMALL-MID CAP FUND - C(b)	4.37%	-10.46%	-9.99%	-2.58%	8.03%(d)
ANCORA/THELEN SMALL-MID CAP FUND - I(b)	4.56%	-10.10%	-9.30%	-1.84%	8.90%(d)
ANCORA/THELEN SMALL-MID CAP FUND - S(b)	4.67%	-9.97%	N/A	N/A	-11.77%
RUSSELL 2500 INDEX(c)	3.28%	-7.36%	-2.90%(d)	-1.96%	11.51%(d)

a)	Inception data reflects the total return since 01/02/13 for Class C and Class I, and 06/19/2015 for Class S.
b)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
c)	The Russell 2500 Index, an unmanaged index, consists of 2500 stocks chosen for market size, liquidity, and industry group representation. It is market-value weighted (stock price times number of shares outstanding), with each stock’s weighting in the Index proportionate to its market value and not available for purchase. If you were to purchase the securities that make up this Index, your returns would be lower once fees and/or commissions are deducted.
d)	Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

9

ANCORA /THELEN SMALL-MID CAP FUND

PERFORMANCE ILLUSTRATION (UNAUDITED)

The chart above assumes an initial investment of $1,000,000 made on September 2, 2008 (commencement of Fund operations) and held through December 31, 2015. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

10

ANCORA /THELEN SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks - 99.84%

Aerospace & Defense - 4.14%
BWX Technologies, Inc. Common S	48,880	$ 1,552,918
Vectrus, Inc. (a)	36,758	767,875
		2,320,793
Airlines - 0.69%
Skywest, Inc.	20,394	387,894
		387,894
Auto Components - 0.56%
Horizon Global Corporation (a)	30,420	315,455
		315,455
Biotechnology - 2.91%
Baxalta Incorporated	41,830	1,632,625
		1,632,625
Building Products - 3.17%
Allegion PLC	21,540	1,419,917
Masco Corporation	12,580	356,014
		1,775,931
Capital Markets - 0.33%
Ashford, Inc. (a)	3,506	186,695
		186,695
Chemicals - 0.89%
Platform Specialty Products Corporation (a)	11,937	153,152
The Scotts Miracle-Gro Co.	5,350	345,128
		498,280
Commercial Banks - 0.87%
Farmers National Banc Corp. (c)	56,757	488,110
		488,110
Communications Equipment - 0.66%
Polycom, Inc. (a)	29,500	371,405
		371,405
Consumer Finance - 3.32%
Ally Financial, Inc. (a)	99,960	1,863,254
		1,863,254
Diversified Consumer Services - 0.35%
Collectors Universe, Inc.	12,506	193,843
		193,843
Diversified Financial Services - 4.8%
Fidelity National Financial, Inc. (a)	137,357	1,542,519
Voya Financial, Inc.	31,100	1,147,901
		2,690,420
Diversified Telecommunications Services - 1.46%
Cincinnati Bell, Inc. (a)	227,470	818,892
		818,892

* See accompanying notes which are an integral part of the financial statements.

11

ANCORA /THELEN SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value
Electrical Equipment - 3.59%
Allied Motion Technologies Inc.	23,690	$ 620,204
Babcock & Wilcox Co. (a)	66,625	1,390,464
		2,010,668
Food & Staples Retailing - 1.47%
SpartanNash, Inc.	38,090	824,268
		824,268
Food Products - 4.06%
Mead Johnson Nutrition Co.	2,990	236,061
Nomad Holdings Ltd. (a)	18,333	219,996
Post Holdings, Inc. (a)	20,840	1,285,828
Whitewave Foods Co. Class A (a)	13,739	534,584
		2,276,469
Gas Utilities - 3.39%
ONE Gas, Inc.	23,630	1,185,517
South Jersey Industries, Inc.	30,400	715,008
		1,900,525
Health Care Equipment & Supplies - 2.39%
Halyard Health, Inc. (a)	20,887	697,835
Utah Medical Products, Inc.	11,004	644,174
		1,342,009
Health Care Providers & Services - 1.3%
Corvel Corp. (a)	16,645	731,048
		731,048
Health Care Technology - 1.77%
Allscripts Healthcare Solutions, Inc. (a)	54,250	834,365
Simulations Plus, Inc.	16,165	160,195
		994,560
Hotels, Restaurants & Leisure - 3.45%
Darden Restaurants, Inc.	9,730	619,217
Interval Leisure Group, Inc.	16,445	256,706
J. Alexander's Holdings, Inc. C (a)	62,589	683,472
Krispy Kreme Doughnuts, Inc. (a)	24,941	375,861
		1,935,256
Household Durables - 1.09%
TRI Pointe Homes, Inc. (a)	27,750	351,592
		351,592
Household Products - 1.09%
Energizer Holdings Inc.	28,350	965,601
		965,601
IT Services - 3.04%
Blackhawk Network Holdings, Inc. Class A (a)	20,997	928,277
Science Applications International Corp.	16,990	777,802
		1,706,079

* See accompanying notes which are an integral part of the financial statements.

12

ANCORA /THELEN SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value
Internet & Catalog Retail - 9.06%
FTD Companies, Inc. (a)	68,008	$ 1,779,769
Lands' End, Inc. (a)	11,056	259,153
Liberty Interactive Corp. - Class A (a)	34,750	949,370
Liberty TripAdivsor Holdings, Inc. Class A (a)	11,160	338,594
Liberty Ventures - Class A (a)	38,890	1,754,328
		5,081,214
Internet Software & Services - 4.54%
Autobytel, Inc. (a)	56,659	1,278,227
United Online, Inc. (a)	107,368	1,265,869
		2,544,096
Leisure Products - 2.31%
Nautilus, Inc. (a)	38,025	635,778
Vista Outdoor, Inc. (a)	14,830	660,083
		1,295,861
Machinery - 1.61%
SPX Corporation	30,868	287,998
SPX FLOW, Inc. (a)	6,778	189,174
Timken Co.	14,820	423,704
		900,876
Media - 11.54%
Lamar Advertising Co. Class A	15,920	954,882
Liberty Broadband - C (a)	13,690	709,963
Liberty Media Corp. (a)	3,740	146,795
Liberty Media Corp. - Class C (a)	34,800	1,325,184
Starz - Liberty Capital Class A (a)	9,940	332,990
Time, Inc.	48,050	752,943
Townsquare Media, Inc. - Class A (a)	56,880	680,285
Tribune Media Co. - Class A	46,390	1,568,446
		6,471,488
Metals & Mining- 0.8%
Olympic Steel Inc.	38,684	447,961
		447,961
Personal Products - 0.94%
Edgewell Personal Care Company	6,710	525,863
		525,863
Real Estate Investment Trusts - 5.19%
Communications Sales & Leasing, Inc.	27,390	511,919
Cyrusone, Inc.	22,390	838,506
Four Corners Property Trust (a)	3,243	78,351
New Senior Investment Group, Inc.	98,775	973,922
Rouse Properties, Inc.	35,055	510,401
		2,913,099

* See accompanying notes which are an integral part of the financial statements.

13

ANCORA /THELEN SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value
Real Estate Management & Development - 0.82%
Alexander & Baldwin, Inc.	12,994	$ 458,818
		458,818
Services - 5.5%
ADT Corp.	27,450	905,301
Barnes & Noble, Inc.	12,468	108,596
CRA International Inc. (a)	17,364	323,839
Gannett Co. Inc.	49,139	800,474
Hibbett Sports, Inc. (a)	7,160	216,518
Houston Wire & Cable Company	49,010	258,773
Media General, Inc. (a)	29,140	470,611
		3,084,112
Specialty Retail - 2.32%
Barnes & Noble Education, Inc (a)	31,603	314,450
CST Brands, Inc.	25,200	986,328
		1,300,778
Textiles, Apparel & Luxury Goods - 0.68%
Cherokee, Inc.	22,129	381,725
		381,725
Thrifts & Mortgage Finance - 3.56%
TFS Financial Corp.	106,130	1,998,428
		1,998,428

TOTAL COMMON STOCKS (Cost $51,026,008)		55,985,991

Money Market Funds - 0.16%
First American Funds Government Obligation Class Y 0.01% (b)	90,418	90,418
		90,418

TOTAL MONEY MARKET FUNDS (Cost $90,418)		90,418

TOTAL INVESTMENTS (Cost $51,116,426) 100%		56,076,409

Liabilities In Excess of Other Assets - (0.00)%		(457)

TOTAL NET ASSETS - 100.00%		$56,075,952

* See accompanying notes which are an integral part of the financial statements.

(a) Non-Income producing.

(b) Variable rate security; the coupon rate shown represents the 7-day yield as of December 31, 2015.

(c) Adviser owns more than 5% of the outstanding voting shares of the company.

14

ANCORA MICROCAP FUND

INVESTMENT OBJECTIVE:

THE ANCORA MICROCAP FUND SEEKS TO OBTAIN CAPITAL APPRECIATION.

PORTFOLIO MANAGER:

Denis Amato

Managing Director – Microcap Equities, Ancora Advisors

_________________________

NET ASSETS:

$15.6 MILLION*

_________________________

INCEPTION DATE:

SEPTEMBER 2, 2008

_________________________

TICKERS:

CLASS C – ANCCX

CLASS I – ANCIX

________________________

MINIMUM INITIAL INVESTMENT:

CLASS C – $5,000

CLASS I – $5,000

* As of December 31, 2015

TOP HOLDINGS: DECEMBER 31, 2015 (d)
NAME	% OF NET ASSETS
Lakeland Industries, Inc.	4.47%
Digirad Corp.	3.37%
Axcelis Technologies, Inc.	2.57%
Albany Molecular Research, Inc.	2.54%
First American Funds Government Obligation Class Y 0.01%	2.37%
Callaway Golf Co.	2.26%
Harris & Harris Group, Inc.	2.12%
Jakks Pacific, Inc.	2.04%
Multi-Fineline Electronix, Inc.	1.99%
MVC Capital, Inc.	1.93%

SECTOR DIVERSIFICATION: DECEMBER 31, 2015 (d)
NAME	% OF NET ASSETS
Information Technology	27.50%
Consumer Discretionary	23.73%
Industrials	13.49%
Financials	12.43%
Health Care	10.92%
Materials	3.08%
Consumer Staples	2.79%
Money Market Funds	2.37%
Energy	2.14%
Telecommunication Services	1.41%
Other Assets In Excess of Liabilities	0.14%

TOTAL RETURNS: DECEMBER 31, 2015
	ONE YEAR	THREE YEARS (d)	FIVE YEARS (d)	SINCE INCEP(a)(d)
ANCORA MICROCAP FUND - C(b)	-9.22%	12.15%	6.87%	8.64%
ANCORA MICROCAP FUND - I(b)	-8.61%	13.13%	7.64%	9.34%
RUSSELL MICROCAP INDEX(c)	-5.16%(d)	12.71%	9.24%	7.45%

a)	Inception data reflects the annualized return since 09/02/08.
b)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
c)	The Russell Microcap Index measures the performance of the Microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small-cap Russell 2000 Index based on a combination of their market cap and current index membership. If you were to purchase the securities that make up this index, your return would be lower once fees and/or commissions are deducted.
d)	Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

15

ANCORA MICROCAP FUND

PERFORMANCE ILLUSTRATION (UNAUDITED)

The chart above assumes an initial investment of $1,000,000 made on September 2, 2008 (commencement of Fund operations) and held through December 31, 2015. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

16

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks - 97.50%

Aerospace & Defense - 0.65%
Arotech Corp. (a)	50,000	$ 102,000
		102,000
Auto Components - 1.79%
Fuel Systems Solutions, Inc. (a)	35,000	171,150
Spartan Motors Inc.	34,999	108,847
		279,997
Banks - 1.28%
Banc of California, Inc.	7,500	109,650
MidSouth Bancorp Inc.	10,000	90,800
		200,450
Biotechnology - 0.73%
QLT, Inc. (a)	43,000	114,380
		114,380
Capital Markets - 5.30%
Calamos Asset Management, Inc. Class A	20,000	193,600
Harris & Harris Group, Inc. (a)	150,542	331,192
MVC Capital, Inc.	40,972	301,964
		826,756
Chemicals - 1.52%
Landec Corp. (a)	20,000	236,600
		236,600
Commercial Banks - 0.73%
Boston Private Financial Holdings, Inc.	10,000	113,400
		113,400
Commercial Services & Supplies - 3.22%
Fuel Tech, Inc. (a)	30,000	56,700
Kimball International, Inc. Class B	19,000	185,630
Perma-Fix Environmental Services, Inc. (a)	69,957	260,240
		502,570
Communications Equipment - 1.86%
Aviat Networks, Inc. (a)	220,307	169,196
Oclaro, Inc. (a)	35,000	121,800
		290,996
Computers & Peripherals - 1.49%
Imation Corp. (a)	116,272	159,293
Silicon Graphics International Corp. (a)	12,500	73,750
		233,043
Construction & Engineering - 4.28%
Layne Christensen Company (a)	36,757	193,342
Northwest Pipe Co. (a)	14,000	156,660
Orion Marine Group, Inc (a)	18,000	75,060
Sterling Construction Co., Inc. (a)	40,000	243,200
		668,262

* See accompanying notes which are an integral part of the financial statements.

17

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value
Distributors - 1.55%
VOXX International Corp. Class A (a)	46,096	$ 242,465
		242,465
Diversified Consumer Services - 0.77%
Lincoln Educational Services Corp. (a)	60,000	119,400
		119,400
Diversified Financial Services - 1.43%
Pico Holdings, Inc. (a)	21,570	222,602
		222,602
Diversified Telecommunications - 1.41%
Alaska Communications Systems Group, Inc. (a)	125,981	220,467
		220,467
Electronic Equipment, Instruments & Components - 13.69%
Checkpoint Systems Inc. (a)	6,000	37,620
Deswell Industries, Inc.	22,500	32,175
Electro Scientific Industries, Inc. (a)	57,500	298,425
Frequency Electronics, Inc. (a)	6,921	73,501
Iteris, Inc. (a)	114,028	245,160
Kimball Electronics, Inc. (a)	11,250	123,637
Mace Security International, Inc. (a)(d)(e)(f)	150,000	58,500
Maxwell Technologies, Inc. (a)	38,000	271,320
Multi-Fineline Electronix, Inc. (a)	15,051	311,255
Perceptron, Inc. (a)	12,000	93,480
Radisys Corp. (a)	40,000	110,800
Richardson Electronics Ltd.	45,006	255,184
Vicon Industries, Inc. (a)	70,958	124,886
Vishay Precision Group, Inc. (a)	9,000	101,880
		2,137,823
Energy Equipment & Services - 1.51%
Dawson Geophysical Co. (a)	28,040	97,018
Gulf Island Fabrication Inc.	13,300	139,118
		236,136
Food Products - 1.27%
Coffee Holding Company, Inc. (a)	51,500	198,275
		198,275
Health Care Equipment & Supplies - 6.55%
Cryolife, Inc.	11,547	124,477
Digirad Corp.	90,892	526,265
Invacare Corp.	10,000	173,900
RTI Biologics, Inc. Com (a)	50,000	198,500
		1,023,142
Health Care Providers & Services - 1.10%
Cross Country Healthcare, Inc. (a)	7,500	122,925
Interpace Diagnostics Group, Inc. (a)	103,210	47,993
		170,918

* See accompanying notes which are an integral part of the financial statements.

18

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value
Hotels, Restaurants & Leisure - 1.83%
Dover Downs Gaming & Entertainment, Inc. (a)	10,000	$ 9,700
Luby's, Inc. (a)	50,083	223,871
Ruby Tuesday, Inc. (a)	9,500	52,345
		285,916
Household Durables - 5.20%
Emerson Radio Corp. (a)	116,315	115,152
Natuzzi SpA ADR (a)(c)	133,354	214,700
Skullcandy, Inc. (a)	12,000	56,760
Stanley Funiture Co., Inc. (a)	105,432	294,155
ZAGG, Inc. (a)	12,000	131,280
		812,047
Insurance - 2.52%
State Auto Financial Corp.	7,500	154,425
United Insurance Holdings Corp.	14,000	239,400
		393,825
Internet Software & Services - 2.34%
Monster Worldwide, Inc. (a)	20,000	114,600
Realnetworks, Inc. (a)	59,000	250,750
		365,350
Leisure Products - 5.34%
Black Diamond, Inc. (a)	20,500	90,610
Callaway Golf Co.	37,500	353,250
Jakks Pacific, Inc. (a)	40,000	318,400
LeapFrog Enterprises, Inc. - Class A (a)	100,000	71,000
		833,260
Life Sciences Tools & Services - 2.54%
Albany Molecular Research, Inc. (a)	20,000	397,000
		397,000
Machinery - 2.81%
FreightCar America, Inc.	6,000	116,580
LB Foster Co. - Class A	12,500	170,750
MFRI, Inc. (a)	17,500	114,450
Twin Disc, Inc.	3,500	36,820
		438,600
Media- 1.19%
Ballantyne Strong, Inc. (a)	40,210	185,368
		185,368
Metals & Mining- 3.08%
Ampco-Pittsburgh Corp.	15,401	158,014
Endeavour Silver Corp. (a)	80,000	113,600
Universal Stainless & Alloy Products, Inc. (a)	22,500	209,025
		480,639

* See accompanying notes which are an integral part of the financial statements.

19

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value
Oil, Gas & Consumable Fuels - 0.63%
Vaalco Energy, Inc. (a)	52,500	$ 84,000
Warren Resources, Inc. (a)	65,000	13,650
		97,650
Professional Services - 2.53%
CDI Corp.	18,000	121,680
Heidrick & Struggles Intl, Inc.	9,000	244,980
RCM Technologies, Inc.	5,080	27,940
		394,600
Semiconductors & Semiconductor Equipment - 6.25%
Amtech Systems, Inc. (a)	30,130	188,614
Axcelis Technologies, Inc. (a)	155,000	401,450
AXT, Inc. (a)	98,950	245,396
Kopin Corp. (a)	15,000	40,800
Rubicon Technology, Inc. (a)	46,000	52,440
Trio Tech International (a)	17,022	47,491
		976,191
Software - 1.11%
Telenav, Inc. (a)	30,507	173,585
		173,585
Specialty Retail - 1.60%
HHGregg, Inc. (a)	20,019	73,269
Sears Hometown and Outlet Stores, Inc. (a)	22,000	176,000
		249,269
Technology Harware, Storage & Peripheral - 0.75%
TransAct Technologies, Inc.	13,515	116,094
		116,094
Textiles, Apparel & Luxury Goods - 4.47%
Lakeland Industries, Inc. (a)	58,450	697,893
		697,893
Thrifts & Mortgage Finance - 1.18%
Trustco Bank Corp.	30,000	184,200
		184,200

TOTAL COMMON STOCKS (Cost $15,976,134)		15,221,169

Money Market Funds - 2.37%
First American Funds Government Obligation Class Y 0.01% (b)	369,886	369,886
		369,886

TOTAL MONEY MARKET FUNDS (Cost $369,886)		369,886

* See accompanying notes which are an integral part of the financial statements.

20

ANCORA MICROCAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value

TOTAL INVESTMENTS (Cost $16,346,020) 99.87%		$15,591,055

Other Assets In Excess of Liabilities - 0.13%		19,808

TOTAL NET ASSETS - 100.00%		$15,610,863

* See accompanying notes which are an integral part of the financial statements.

(a) Non-Income producing.

(b) Variable rate security; the coupon rate shown represents the 7-day yield as of December 31, 2015.

(c) ADR - American Depository Receipt

(d) The Ancora Trust Chairman serves on the Board of Directors of this company.

(e) The Portfolio Manager of this Fund serves on the Board of Directors for this company.

(f) Adviser owns more than 5% of the outstanding voting shares of the company.

21

ANCORA SPECIAL OPPORTUNITY FUND

INVESTMENT OBJECTIVE:

THE ANCORA SPECIAL OPPORTUNITY FUND SEEKS TO PROVIDE INVESTORS A HIGH TOTAL RETURN, BY INVESTING IN COMPANIES WITH THE POTENTIAL FOR SUPERIOR RETURNS.

PORTFOLIO MANAGER:

Richard A. Barone

Chairman Emeritus, Ancora Advisors

_________________________

NET ASSETS:

$13.2 MILLION*

_________________________

INCEPTION DATE:

JANUARY 5, 2004

_________________________

TICKERS:

CLASS C – ANSCX

CLASS I – ANSIX

________________________

MINIMUM INITIAL INVESTMENT:

CLASS C – $5,000

CLASS I – $5,000

* As of December 31, 2015

TOP HOLDINGS: DECEMBER 31, 2015 (d)
NAME	% OF NET ASSETS
Mace Security International, Inc.	7.39%
First American Funds Government Obligation Class Y 0.01%	6.30%
Royce Value Trust, Inc.	4.82%
Cohen & Steers Infrastructure Fund, Inc.	4.63%
Gabelli Dividend & Income Fund	4.20%
Citigroup, Inc.	3.92%
Leucadia National Corp.	3.29%
Centrue Financial Corp.	3.15%
Independent Bank Corp.	3.12%
FMC Corp.	2.96%

SECTOR DIVERSIFICATION: DECEMBER 31, 2015 (d)
NAME	% OF NET ASSETS
Investment Companies	28.83%
Financials	23.50%
Information Technology	11.07%
Consumer Discretionary	10.01%
Industrials	9.06%
Materials	7.23%
Money Market Funds	6.30%
Energy	2.51%
Health Care	2.05%
Consumer Staples	1.37%
Liabilities In Excess of Other Assets	-1.93%

TOTAL RETURNS: DECEMBER 31, 2015
	ONE YEAR	THREE YEARS (d)	FIVE YEARS (d)	SINCE INCEP(a)(d)
ANCORA SPECIAL OPPORTUNITY FUND - C(b)	-3.60%	10.17%	6.71%	5.29%
ANCORA SPECIAL OPPORTUNITY FUND - I(b)	-2.89%	11.03%	7.42%	5.88%
WILSHIRE 5000 INDEX(c)	0.68% (d)	14.74%	12.11%	7.57%

a)	Inception data reflects the annualized return since 01/05/04.
b)	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
c)	The Wilshire 5000 Index measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. It is market-value weighted (stock price times number of shares outstanding), with each stock’s weighting in the Index proportionate to its market value and not available for purchase. If you were to purchase the securities that make up this index, your returns would be lower once fees and/or commissions are deducted.
d)	Data is unaudited.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

22

ANCORA SPECIAL OPPORTUNITY FUND

PERFORMANCE ILLUSTRATION (UNAUDITED)

The chart above assumes an initial investment of $1,000,000 made on January 5, 2004 (commencement of Fund operations) and held through December 31, 2015. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown assume the reinvestment of all distributions and do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Past performance is no guarantee of future results. Performance is unaudited.

23

ANCORA SPECIAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks - 60.64%

Automobiles - 2.58%
General Motors Co.	10,000	$ 340,100
		340,100
Banks - 6.27%
Centrue Financial Corp. (a)	25,000	416,000
Independent Bank Corp.	27,000	411,210
		827,210
Building Products - 1.06%
Alpha Pro Tech Ltd (a)	80,000	140,000
		140,000
Capital Markets - 2.2%
Safeguard Scientifics, Inc. (a)	20,000	290,200
		290,200
Chemicals - 4.87%
FMC Corp.	10,000	391,300
OMNOVA Solutions, Inc. (a)	41,000	251,330
		642,630
Communications Equipment - 1.51%
Qualcomm, Inc.	4,000	199,960
		199,960
Consumer Finance - 2.82%
Ally Financial, Inc. (a)	20,000	372,800
		372,800
Diversified Financial Services - 7.21%
Citigroup, Inc.	10,000	517,500
Leucadia National Corp.	25,000	434,750
		952,250
Electrical Equipment - 2.6%
Capstone Turbine Corp. (a)	30,000	42,000
PowerSecure International, Inc. (a)	20,000	301,000
		343,000
Electronic Equipment, Instruments & Components - 8.71%
Iteris, Inc (a)	81,000	174,150
Mace Security International, Inc. (a)(c)(d)(e)	2,500,000	975,000
		1,149,150
Hotels, Restaurants & Leisure - 0.85%
Nevada Gold & Casinos, Inc. (a)	50,000	112,500
		112,500
Industrial Conglomerates - 2.36%
General Electric Co	10,000	311,500
		311,500

* See accompanying notes which are an integral part of the financial statements.

24

ANCORA SPECIAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value
Insurance - 1.41%
Genworth Financial, Inc. - Class A (a)	50,000	$ 186,500
		186,500
Media - 1.03%
Twenty-First Century Fox, Inc. - Class B	5,000	136,150
		136,150
Metals & Mining - 2.36%
Alcoa, Inc.	15,000	148,050
IAMGOLD Corp. (a)	115,000	163,300
		311,350
Miscellaneous - 0%
Contra Softbrands, Inc. (a)	40,000	-
		-
Multiline Retail - 2.65%
Macy's, Inc.	10,000	349,800
		349,800
Oil, Gas & Consumable Fuels - 2.51%
Phillps 66	3,000	245,400
StealthGas, Inc. (a)	25,000	85,750
		331,150
Personal Products - 1.37%
Stephan Co. (a)(c)	146,300	181,412
		181,412
Pharmaceuticals - 2.05%
Mylan N.V. (a)	5,000	270,350
		270,350
Road & Rail - 3.04%
CSX Corp.	10,000	259,500
Hertz Global Holdings, Inc. (a)	10,000	142,300
		401,800
Technology Hardware, Storage & Peripherals - 0.85%
Quantum Corp. (a)	120,000	111,600
		111,600
Textiles, Apparel & Luxury Goods - 2.89%
Lakeland Industries, Inc. (a)	32,000	382,080
		382,080
Thrifts & Mortgage Finance - 1.17%
Riverview Bancorp, Inc. (e)(f)	33,000	154,770
		154,770

TOTAL COMMON STOCKS (Cost $7,845,454)		8,498,262

* See accompanying notes which are an integral part of the financial statements.

25

ANCORA SPECIAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

	Shares	Value
Investment Companies - 31.25%
AllianzGI NFJ Div., Int. & Premium Strategy Fund	20,000	$ 247,800
Alpine Total Dynamic Dividend Fund	15,000	115,200
Blackrock Resources & Commodities Strategy Trust	20,000	142,200
BlackRock Utility and Infrastructure Trust	5,000	83,900
Boulder Growth & Income Fund, Inc.	50,000	387,000
Cohen & Steers Infrastructure Fund, Inc.	32,000	610,560
Firsthand Technology Value Fund, Inc. (a)	39,000	318,630
Gabelli Dividend & Income Fund	30,000	553,800
GAMCO Natural Resources, Gold & Income Trust	10,000	57,300
Neuberger Berman Real Estate Secs Income Fund	65,000	325,650
RMR Real Estate Income Fund Com	12,000	231,360
Royce Value Trust Inc.	54,000	635,580
Special Opportunities Fund, Inc.	13,000	171,600
Sprott Focus Trust	42,000	243,600
		4,124,180

TOTAL INVESTMENT COMPANIES (Cost $4,346,730)		4,124,180

Money Market Funds - 6.3%
First American Funds Government Obligation Class Y 0.01% (b)	831,703	831,703
		831,703

TOTAL MONEY MARKET FUNDS (Cost $831,703)		831,703

TOTAL INVESTMENTS (Cost $13,023,887) 101.93%		13,454,145

Liabilities In Excess of Other Assets - (1.93)%		(254,851)

TOTAL NET ASSETS - 100.00%		$13,199,294

* See accompanying notes which are an integral part of the financial statements.

(a) Non-Income producing.

(b) Variable rate security; the coupon rate shown represents the 7-day yield as of December 31, 2015.

(c) The Ancora Trust Chairman and Portfolio Manager serves on the Board of Directors of this company.

(d) The Portfolio Manager of the MicroCap Fund serves on the Board of Directors for this company.

(e) Adviser owns more than 5% of the outstanding voting shares of the company.

(f) A Portfolio Manager of the Adviser serves on the Board of Directors for this company.

26

FINANCIAL REVIEW

AUDITOR’S OPINION

To the Shareholders and Board of Trustees of

Ancora Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ancora Trust comprising Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora MicroCap Fund, and Ancora Special Opportunity Fund (the “Funds”), as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Ancora Trust as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

February 29, 2016

27

FINANCIAL REVIEW

STATEMENTS OF ASSETS & LIABILITIES – As of December 31, 2015

	Ancora Income Fund	Ancora/Thelen Small-Mid CapFund	Ancora MicroCap Fund	Ancora Special Opportunity Fund
Assets
Investments in securities:
At Cost	$28,480,026	$50,728,003	$16,289,970	$11,757,705
At Fair Value	$28,407,701	$55,588,299	$15,532,555	$12,142,963

Investments in Affiliated Securities:
At Cost	$ -	$ 388,423	$ 56,050	$ 1,266,182
At Fair Value	$ -	$ 488,110	$ 58,500	$ 1,311,182

Cash	-	-	57,636	467
Dividends and interest receivable	128,036	35,895	17,440	10,530
Receivable for investments sold	770,132	-	39,608	462,043
Shareholder subscription receivable	1,681	94,974	6,287	177
Prepaid expenses	3,348	3,798	5,180	491
Total assets	29,310,898	56,211,076	15,717,206	13,927,853

Liabilities
Payable to custodian - overdraft payable	1,889	1,889	-	-
Payable for investments purchased	802,849	62,510	68,131	687,954
Shareholder redemptions payable	-	604	-	-
Payable to advisor	23,476	46,768	13,697	11,215
12b-1 fees payable	5,975	1,505	2,763	7,283
Administration fees payable	2,410	4,765	1,370	1,122
Trustee fees payable	400	733	358	274
Accrued expenses	15,149	16,350	20,024	20,711
Total liabilities	852,148	135,124	106,343	728,559

Net Assets:	$28,458,750	$56,075,952	$15,610,863	$13,199,294
(unlimited number of shares authorized, no par value)

Net Assets consist of:
Paid in capital	28,816,631	53,005,528	16,225,337	12,870,050
Accumulated undistributed net investment income (loss)	(20,281)	45,289	-	-
Accumulated net realized gain (loss) on:
Investment securities	(265,275)	(1,934,848)	140,491	(101,014)
Net unrealized appreciation (depreciation) on:
Investment securities	(72,325)	4,959,983	(754,965)	430,258

Net Assets	$28,458,750	$56,075,952	$15,610,863	$13,199,294

* See accompanying notes which are an integral part of the financial statements.

28

FINANCIAL REVIEW

STATEMENTS OF ASSETS & LIABILITIES – As of December 31, 2015 (CONTINUED)

	Ancora Income Fund	Ancora/Thelen Small-Mid CapFund	Ancora MicroCap Fund	Ancora Special Opportunity Fund

Class C:

Net assets applicable to Class C shares	$14,644,992	$ 858,681	$ 945,870	$10,268,869

Shares outstanding (unlimited number of shares	1,817,487	72,459	90,617	1,796,866
authorized, no par value)

Net asset value, offering price, and	$ 8.06	$ 11.85	$ 10.44	$ 5.71
redemption price per share

Minimum Redemption Price Per Share (a) (NAV * 98%)	$ 7.90	$ 11.61	$ 10.23	$ 5.60

Class I:

Net assets applicable to Class I shares	$13,813,758	$51,235,792	$14,664,993	$ 2,930,425

Shares outstanding (unlimited number of shares	1,695,562	4,249,175	1,309,015	473,800
authorized, no par value)

Net asset value, offering price, and	$ 8.15	$ 12.06	$ 11.20	$ 6.18
redemption price per share

Minimum Redemption Price Per Share (a) (NAV * 98%)	$ 7.99	$ 11.82	$ 10.98	$ 6.06

Class S:

Net assets applicable to Class S shares		$ 3,981,479

Shares outstanding (unlimited number of shares		325,668
authorized, no par value)

Net asset value, offering price, and		$ 12.23
redemption price per share

Minimum Redemption Price Per Share (a) (NAV * 98%)		$ 11.99

* See accompanying notes which are an integral part of the financial statements.

(a) The Funds will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

29

FINANCIAL REVIEW

STATEMENTS OF OPERATIONS – For the year ended December 31, 2015

	Ancora Income Fund	Ancora/Thelen Small-Mid Cap Fund	Ancora MicroCap Fund	Ancora Special Opportunity Fund
Investment Income
Dividend income	$1,508,218	$ 786,675	$ 116,993	$ 250,555
Dividend income from Affiliates	-	6,811	-	12,098
Interest income	129	59	107	65
Total Income	1,508,347	793,545	117,100	262,718

Expenses
Investment advisor fee	281,846	568,192	166,331	128,154
12b-1 fees
Class C	73,145	7,433	6,897	71,882
Fund accounting expenses	33,543	38,049	27,518	27,517
Transfer agent expenses	11,991	13,985	9,316	9,488
Legal expenses	6,139	5,457	10,363	10,846
Administration expenses	28,184	56,819	16,634	12,815
Insurance expenses	2,541	4,247	1,215	1,352
Custodian expenses	7,707	15,238	8,311	9,956
Auditing expenses	12,893	12,892	11,768	10,696
Printing expenses	823	1,122	1,423	1,424
Trustees expenses	5,164	10,481	3,453	2,771
Miscellaneous expenses	5,997	7,216	7,564	7,464
Registration expenses	4,352	12,941	2,972	2,954
Total Expenses	474,325	754,072	273,765	297,319
Waived Fees	(18,721)	(5,878)	(83)	-
Net Operating Expenses	455,604	748,194	273,682	297,319

Net Investment Income (Loss)	1,052,743	45,351	(156,582)	(34,601)

Net Realized & Unrealized Gains (Loss)
Net realized gain (loss) on investment securities	112,934	(1,517,633)	1,999,775	(157,942)
Net realized gain (loss) on affiliated investment securities	-	-	-	(423)
Capital gain distributions from investment companies	10,456	1,690	-	71,509
Net Change in unrealized appreciation (depreciation) on investment securities	(354,360)	(4,281,126)	(3,372,514)	(434,887)
Net realized and unrealized loss on investment securities	(230,970)	(5,797,069)	(1,372,739)	(521,743)
Net increase (decrease) in net assets resulting from operations	$ 821,773	$ (5,751,718)	$(1,529,321)	$(556,344)

* See accompanying notes which are an integral part of the financial statements.

30

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

	Ancora Income Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$ 1,052,743	$ 879,372
Net realized gain on investment securities	112,934	395,711
Net realized gain on affiliated investment securities	-	-
Capital gain distributions from investment companies	10,456	177,660
Change in net unrealized appreciation (depreciation) on investment securities	(354,360)	1,129,566
Net increase in net assets resulting from operations	821,773	2,582,309

Distributions
From net investment income, Class C	(564,233)	(786,350)
From net investment income, Class I	(563,151)	(707,983)
From short-term capital gains, Class C	-	-
From short-term capital gains, Class I	-	-
From long-term capital gains, Class C	(140,712)	(43,943)
From long-term capital gains, Class I	(130,427)	(37,366)
From return of capital, Class C	(255,088)	(91,421)
From return of capital, Class I	(236,443)	(77,740)
Total distributions	(1,890,054)	(1,744,803)

Capital Share Transactions - Class C
Proceeds from sale of shares	2,441,435	1,909,836
Shares issued in reinvestment of dividends	321,210	293,971
Shares redeemed	(1,363,677)	(1,431,732)
	1,398,968	772,075
Capital Share Transactions - Class I
Proceeds from sale of shares	3,492,834	2,157,877
Shares issued in reinvestment of dividends	591,324	579,566
Shares redeemed	(1,347,810)	(1,238,079)
	2,736,348	1,499,364
Net increase in net assets resulting
from capital share transactions	4,135,316	2,271,439

Total increase in net assets	3,067,035	3,108,945

Net Assets
Beginning of year	$ 25,391,715	$ 22,282,770
End of year	$ 28,458,750	$ 25,391,715
Accumulated undistributed net investment income	$ (20,281)	$ -

Capital Share Transactions - C Shares
Shares sold	293,150	226,044
Shares issued in reinvestment of distributions	39,054	34,771
Shares repurchased	(164,995)	(169,234)
Net increase from capital share transactions	167,209	91,581

Capital Share Transactions - I Shares
Shares sold	414,649	256,031
Shares issued in reinvestment of distributions	71,258	68,131
Shares repurchased	(162,318)	(144,818)
Net increase from capital share transactions	323,589	179,344

* See accompanying notes which are an integral part of the financial statements.

31

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

	Ancora/Thelen Small-Mid Cap Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ 45,351	$ 530,716
Net realized gain (loss) on investment securities	(1,517,633)	2,285,760
Net realized loss on affiliated investment securities	-	(387,369)
Capital gain distributions from investment companies	1,690	-
Change in net unrealized appreciation (depreciation) on investment securities	(4,281,126)	798,793
Net increase (decrease) in net assets resulting from operations	(5,751,718)	3,227,900

Distributions
From net investment income, Class C	(928)	(3,056)
From net investment income, Class I	(55,438)	(535,538)
From net investment income, Class S (a)	(4,295)	-
From short-term capital gains, Class C	-	(875)
From short-term capital gains, Class I	-	(41,026)
From short-term capital gains, Class S (a)	-	-
From long-term capital gains, Class C	(7,794)	(36,552)
From long-term capital gains, Class I	(457,047)	(1,713,876)
From long-term capital gains, Class S (a)	(35,039)	-
From return of capital, Class C	-	-
From return of capital, Class I	-	-
From return of capital, Class S (a)	-	-
Total distributions	(560,541)	(2,330,923)

Capital Share Transactions - Class C
Proceeds from sale of shares	193,533	278,035
Shares issued in reinvestment of dividends	8,722	40,483
Shares redeemed	(395,673)	(223,229)
	(193,418)	95,289
Capital Share Transactions - Class I
Proceeds from sale of shares	6,331,106	11,754,425
Shares issued in reinvestment of dividends	467,548	2,057,011
Shares redeemed	(4,245,077)	(4,050,772)
	2,553,577	9,760,664
Capital Share Transactions - Class S (a)
Proceeds from sale of shares	4,598,284	-
Shares issued in reinvestment of dividends	39,334	-
Shares redeemed	(199,029)	-
	4,438,589	-
Net increase in net assets resulting
from capital share transactions	6,798,748	9,855,953

Total increase in net assets	486,489	10,752,930

Net Assets
Beginning of year	$ 55,589,463	$ 44,836,533
End of year	$ 56,075,952	$ 55,589,463
Accumulated undistributed net investment income (loss)	$ 45,289	$ 60,636

* See accompanying notes which are an integral part of the financial statements.

32

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

(CONTINUED)	Ancora/Thelen Small-Mid Cap Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Capital Share Transactions - C Shares
Shares sold	$ 14,663	$ 20,775
Shares issued in reinvestment of distributions	733	3,019
Shares repurchased	(29,445)	(17,547)
Net increase (decrease) from capital share transactions	(14,049)	6,247

Capital Share Transactions - I Shares
Shares sold	485,230	884,099
Shares issued in reinvestment of distributions	38,640	151,921
Shares repurchased	(328,944)	(301,678)
Net increase from capital share transactions	194,926	734,342

Capital Share Transactions - S Shares (a)
Shares sold	338,621	-
Shares issued in reinvestment of distributions	3,206	-
Shares repurchased	(16,159)	-
Net increase from capital share transactions	325,668	-

* See accompanying notes which are an integral part of the financial statements.

(a) For period June 19, 2015 (commencement of operations) through December 31, 2015.

33

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

	Ancora MicroCap Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment loss	$ (156,582)	$ (38,320)
Net realized gain on investment securities	1,999,775	1,609,392
Net realized gain on affiliated investment securities	-	505,344
Capital gain distributions from investment companies	-	-
Capital gain distributions from affiliated investment securities	-	-
Change in net unrealized appreciation (depreciation) on investment securities	(3,372,514)	(151,117)
Net increase (decrease) in net assets resulting from operations	(1,529,321)	1,925,299

Distributions
From net investment income, Class C	-	-
From net investment income, Class I	-	-
From short-term capital gains, Class C	(3,134)	(5,213)
From short-term capital gains, Class I	(45,766)	(74,767)
From long-term capital gains, Class C	(132,322)	(113,722)
From long-term capital gains, Class I	(1,932,577)	(1,631,094)
From return of capital, Class C	-	-
From return of capital, Class I	-	-
Total distributions	(2,113,799)	(1,824,796)

Capital Share Transactions - Class C
Proceeds from sale of shares	214,800	40,425
Shares issued in reinvestment of dividends	135,456	118,935
Shares redeemed	(50,263)	(69,141)
	299,993	90,219
Capital Share Transactions - Class I
Proceeds from sale of shares	4,329,934	1,617,013
Shares issued in reinvestment of dividends	1,950,262	1,675,994
Shares redeemed	(1,844,125)	(893,268)
	4,436,071	2,399,739
Net increase in net assets resulting
from capital share transactions	4,736,064	2,489,958

Total increase in net assets	1,092,944	2,590,461

Net Assets
Beginning of year	$ 14,517,919	$ 11,927,458
End of year	$ 15,610,863	$ 14,517,919
Accumulated undistributed net investment income (loss)	$ -	$ -

Capital Share Transactions - C Shares
Shares sold	16,049	2,813
Shares issued in reinvestment of distributions	12,901	8,882
Shares repurchased	(3,754)	(4,966)
Net increase from capital share transactions	25,196	6,729

Capital Share Transactions - I Shares
Shares sold	309,668	110,314
Shares issued in reinvestment of distributions	173,403	118,696
Shares repurchased	(138,106)	(60,923)
Net increase from capital share transactions	344,965	168,087

* See accompanying notes which are an integral part of the financial statements.

34

FINANCIAL REVIEW

STATEMENTS OF CHANGES IN NET ASSETS

	Ancora Special Opportunity Fund

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$ (34,601)	$ (68,875)
Net realized gain (loss) on investment securities	(157,942)	1,162,646
Net realized gain (loss) on affiliated investment securities	(423)	507,717
Capital gain distributions from investment companies	71,509	244,607
Change in net unrealized appreciation (depreciation) on investment securities	(434,887)	(1,115,061)
Net increase (decrease) in net assets resulting from operations	(556,344)	731,034

Distributions
From net investment income, Class C	-	-
From net investment income, Class I	-	-
From short-term capital gains, Class C	(3,631)	(200,062)
From short-term capital gains, Class I	(960)	(88,372)
From long-term capital gains, Class C	(196,504)	(1,026,773)
From long-term capital gains, Class I	(51,974)	(453,550)
From return of capital, Class C	-	-
From return of capital, Class I	-	-
Total distributions	(253,069)	(1,768,757)

Capital Share Transactions - Class C
Proceeds from sale of shares	4,675,737	1,190,993
Shares issued in reinvestment of dividends	20,868	145,574
Shares redeemed	(681,117)	(444,479)
	4,015,488	892,088
Capital Share Transactions - Class I
Proceeds from sale of shares	221,296	134,075
Shares issued in reinvestment of dividends	4,987	61,306
Shares redeemed	(380,350)	(77,985)
	(154,067)	117,396
Net increase in net assets resulting
from capital share transactions	3,861,421	1,009,484

Total increase (decrease) in net assets	3,052,008	(28,239)

Net Assets
Beginning of year	$ 10,147,286	$ 10,175,525
End of year	$ 13,199,294	$ 10,147,286
Accumulated undistributed net investment income (loss)	$ -	$ -

Capital Share Transactions - C Shares
Shares sold	760,089	173,013
Shares issued in reinvestment of distributions	3,680	23,864
Shares repurchased	(112,691)	(63,409)
Net increase from capital share transactions	651,078	133,468

Capital Share Transactions - I Shares
Shares sold	33,700	18,399
Shares issued in reinvestment of distributions	813	9,359
Shares repurchased	(58,592)	(10,250)
Net increase (decrease) from capital share transactions	(24,079)	17,508

* See accompanying notes which are an integral part of the financial statements.

35

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS C SHARES	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.37	$ 8.08	$ 8.98	$ 8.97	$ 8.93

Income from investment operations
Net investment income (a)	0.28	0.27	0.26	0.31	0.33
Net realized and unrealized gain (loss)	(0.05)	0.60	(0.56)	0.30	0.31
Total from investment operations	0.23	0.87	(0.30)	0.61	0.64

Less Distributions to shareholders:
From net investment income	(0.32)	(0.49)	(0.35)	(0.60)	(0.55)
From net realized gain	(0.08)	(0.03)	-	-	-
From return of capital	(0.14)	(0.06)	(0.25)	-	(0.05)
Total distributions	(0.54)	(0.58)	(0.60)	(0.60)	(0.60)

Net asset value, end of period	$ 8.06	$ 8.37	$ 8.08	$ 8.98	$ 8.97

Total Return (b)	2.81%	10.92%	(3.51)%	6.84%	7.40%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 14,645	$ 13,817	$ 12,601	$ 14,300	$ 13,131
Ratio of expenses to average net assets (c)	1.92%	1.95%	1.95%	2.00%	1.97%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.92%	1.95%	1.95%	2.01%	1.98%
Ratio of net investment income (loss) to
average net assets (c) (d)	3.42%	3.23%	3.00%	3.42%	3.65%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	3.42%	3.23%	3.00%	3.41%	3.65%
Portfolio turnover rate	88.64%	104.56%	122.34%	116.25%	57.56%

* See accompanying notes which are an integral part of the financial statements.

(a) Net investment income (loss) per share is based on average shares outstanding.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

36

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora/Thelen Small-Mid Cap Fund
	Year Ended	Year Ended	Period Ended
CLASS C SHARES	12/31/2015	12/31/2014	12/31/2013 (g)
Selected Per Share Data
Net asset value, beginning of period	$ 13.30	$ 13.07	$ 10.00

Income from investment operations
Net investment income (loss) (a)	(0.08)	0.03	(0.11)
Net realized and unrealized gain (loss)	(1.25)	0.69	3.39
Total from investment operations	(1.33)	0.72	3.28

Less Distributions to shareholders:
From net investment income	(0.01)	(0.04)	-
From net realized gain	(0.11)	(0.45)	(0.21)
From return of capital	-	-	-
Total distributions	(0.12)	(0.49)	(0.21)

Net asset value, end of period	$ 11.85	$ 13.30	$ 13.07

Total Return (b)	(9.99)%	5.44%	32.84% (f)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 859	$ 1,150	$ 1,049
Ratio of expenses to average net assets (c)	2.07%	2.10%	2.18% (e)
Ratio of expenses to average net assets
before waiver & reimbursement (c)	2.07%	2.10%	2.18% (e)
Ratio of net investment income (loss) to
average net assets (c) (d)	(0.60)%	0.25%	(0.94)% (e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	(0.60)%	0.25%	(0.94)% (e)
Portfolio turnover rate	57.12%	63.63%	46.72% (f)

* See accompanying notes which are an integral part of the financial statements.

(a) Net investment income (loss) per share is based on average shares outstanding.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Annualized

(f) Not Annualized

(g) For period January 2, 2013 (commencement of operations) through December 31, 2013.

37

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora MicroCap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS C SHARES	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Selected Per Share Data
Net asset value, beginning of period	$ 13.41	$ 13.48	$ 10.78	$ 10.05	$ 12.68

Income from investment operations
Net investment loss (a)	(0.21)	(0.16)	(0.20)	(0.17)	(0.27)
Net realized and unrealized gain (loss)	(1.02)	2.19	3.96	1.60	(1.44)
Total from investment operations	(1.23)	2.03	3.76	1.43	(1.71)

Less Distributions to shareholders:
From net investment income	-	-	-	-	-
From net realized gain	(1.74)	(2.10)	(1.06)	(0.70)	(0.92)
Total distributions	(1.74)	(2.10)	(1.06)	(0.70)	(0.92)

Net asset value, end of period	$ 10.44	$ 13.41	$ 13.48	$ 10.78	$ 10.05

Total Return (b)	(9.22)%	15.11%	35.00%	14.27%	(13.51)%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 946	$ 878	$ 791	$ 950	$ 863
Ratio of expenses to average net assets	2.35%	2.46%	2.58%	2.87%	2.78%
Ratio of expenses to average net assets
before waiver & reimbursement	2.35%	2.46%	2.58%	2.87%	2.78%
Ratio of net investment income (loss) to
average net assets	(1.63)%	(1.13)%	(1.61)%	(1.57)%	(2.22)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(1.63)%	(1.13)%	(1.61)%	(1.57)%	(2.22)%
Portfolio turnover rate	26.97%	34.39%	23.02%	27.30%	11.42%

* See accompanying notes which are an integral part of the financial statements.

(a) Net investment income (loss) per share is based on average shares outstanding.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

38

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora Special Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS C SHARES	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Selected Per Share Data
Net asset value, beginning of period	$ 6.04	$ 6.70	$ 5.21	$ 4.33	$ 5.04

Income from investment operations
Net investment loss (a)	(0.03)	(0.06)	(0.10)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	(0.19)	0.51	1.67	0.94	(0.70)
Total from investment operations	(0.22)	0.45	1.57	0.88	(0.71)

Less Distributions to shareholders:
From net investment income	-	-	-	- (b)	-
From net realized gain	(0.11)	(1.11)	(0.08)	-	-
From return of capital	-	-	-	-	-
Total distributions	(0.11)	(1.11)	(0.08)	-	-

Net asset value, end of period	$ 5.71	$ 6.04	$ 6.70	$ 5.21	$ 4.33

Total Return (c)	(3.60)%	6.54%	30.21%	20.40%	(14.09)%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 10,269	$ 6,921	$ 6,784	$ 5,452	$ 4,878
Ratio of expenses to average net assets (d)	2.51%	2.52%	2.59%	2.70%	2.61%
Ratio of expenses to average net assets
before waiver & reimbursement (d)	2.51%	2.52%	2.59%	2.70%	2.61%
Ratio of net investment income (loss) to
average net assets (d) (e)	(0.44)%	(0.85)%	(1.54)%	(1.25)%	(0.10)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (d) (e)	(0.44)%	(0.85)%	(1.54)%	(1.25)%	(0.10)%
Portfolio turnover rate	200.23%	145.11%	113.99%	124.71%	99.12%

* See accompanying notes which are an integral part of the financial statements.

(a) Net investment income (loss) per share is based on average shares outstanding.

(b) Amount is less than 0.005

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(e) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

39

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES (Formerly Class D)	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Selected Per Share Data
Net asset value, beginning of period	$ 8.44	$ 8.12	$ 8.98	$ 8.98	$ 8.95

Income from investment operations
Net investment income (loss) (a)	0.34	0.33	0.32	0.34	0.35
Net realized and unrealized gain (loss)	(0.06)	0.60	(0.55)	0.29	0.31
Total from investment operations	0.28	0.93	(0.23)	0.63	0.66

Less Distributions to shareholders:
From net investment income	(0.35)	(0.52)	(0.36)	(0.63)	(0.58)
From net realized gain	(0.08)	(0.03)	-	-	-
From return of capital	(0.14)	(0.06)	(0.27)	-	(0.05)
Total distributions	(0.57)	(0.61)	(0.63)	(0.63)	(0.63)

Paid in capital from redemption fees	- (e)	-	-	-	-

Net asset value, end of period	$ 8.15	$ 8.44	$ 8.12	$ 8.98	$ 8.98

Total Return (b)	3.41%	11.64%	(2.71)%	7.19%	7.62%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 13,814	$ 11,574	$ 9,682	$ 9,161	$ 7,249
Ratio of expenses to average net assets (c)	1.28%	1.28%	1.29%	1.75%	1.72%
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.42%	1.46%	1.45%	1.76%	1.73%
Ratio of net investment income (loss) to
average net assets (c) (d)	4.08%	3.88%	3.71%	3.74%	3.88%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	3.94%	3.70%	3.55%	3.73%	3.88%
Portfolio turnover rate	88.64%	104.56%	122.34%	116.25%	57.56%

* See accompanying notes which are an integral part of the financial statements.

(a) Net investment income (loss) per share is based on average shares outstanding.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Amount is less than 0.005

40

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora/Thelen Small-Mid Cap Fund
	Year Ended	Year Ended	Period Ended
CLASS I SHARES	12/31/2015	12/31/2014	12/31/2013 (g)
Selected Per Share Data
Net asset value, beginning of period	$ 13.43	$ 13.19	$ 10.00

Income from investment operations
Net investment income (loss) (a)	0.01	0.14	(0.01)
Net realized and unrealized gain (loss)	(1.26)	0.69	3.41
Total from investment operations	(1.25)	0.83	3.40

Less Distributions to shareholders:
From net investment income	(0.01)	(0.14)	-
From net realized gain	(0.11)	(0.45)	(0.21)
From return of capital	-	-	-
Total distributions	(0.12)	(0.59)	(0.21)

Paid in capital from redemption fees	- (h)	-	-

Net asset value, end of period	$ 12.06	$ 13.43	$ 13.19

Total Return (b)	(9.30)%	6.22%	34.04% (f)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 51,236	$ 54,439	$ 43,787
Ratio of expenses to average net assets (c)	1.31%	1.32%	1.39% (e)
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.31%	1.32%	1.46% (e)
Ratio of net investment income (loss) to
average net assets (c) (d)	0.09%	1.07%	(0.09)% (e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	0.09%	1.07%	(0.17)% (e)
Portfolio turnover rate	57.12%	63.63%	46.72% (f)

* See accompanying notes which are an integral part of the financial statements.

(a) Net investment income (loss) per share is based on average shares outstanding.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Annualized

(f) Not Annualized

(g) For period January 2, 2013 (commencement of operations) through December 31, 2013.

(h) Amount is less than 0.005

41

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora MicroCap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES (Formerly Class D)	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Selected Per Share Data
Net asset value, beginning of period	$ 14.15	$ 13.99	$ 11.05	$ 10.23	$ 12.83

Income from investment operations
Net investment loss (a)	(0.12)	(0.04)	(0.08)	(0.12)	(0.21)
Net realized and unrealized gain (loss)	(1.09)	2.30	4.08	1.64	(1.47)
Total from investment operations	(1.21)	2.26	4.00	1.52	(1.68)

Less Distributions to shareholders:
From net investment income	-	-	-	-	-
From net realized gain	(1.74)	(2.10)	(1.06)	(0.70)	(0.92)
Total distributions	(1.74)	(2.10)	(1.06)	(0.70)	(0.92)

Paid in capital from redemption fees	- (c)	-	-	-	-

Net asset value, end of period	$ 11.20	$ 14.15	$ 13.99	$ 11.05	$ 10.23

Total Return (b)	(8.61)%	16.21%	36.32%	14.89%	(13.13)%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 14,665	$ 13,640	$ 11,136	$ 6,629	$ 5,164
Ratio of expenses to average net assets	1.60%	1.60%	1.60%	2.37%	2.28%
Ratio of expenses to average net assets
before waiver & reimbursement	1.60%	1.71%	1.83%	2.37%	2.28%
Ratio of net investment income (loss) to
average net assets	(0.90)%	(0.25)%	(0.58)%	(1.03)%	(1.69)%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	(0.90)%	(0.36)%	(0.81)%	(1.03)%	(1.69)%
Portfolio turnover rate	26.97%	34.39%	23.02%	27.30%	11.42%

* See accompanying notes which are an integral part of the financial statements.

(a) Net investment income (loss) per share is based on average shares outstanding.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) Amount is less than 0.005

42

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora Special Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
CLASS I SHARES (Formerly Class D)	12/31/2015	12/31/2014	12/31/2013	12/31/2012	12/31/2011
Selected Per Share Data
Net asset value, beginning of period	$ 6.48	$ 7.06	$ 5.44	$ 4.50	$ 5.21

Income from investment operations
Net investment income (loss) (a)	0.02	(0.01)	(0.05)	(0.04)	0.02
Net realized and unrealized gain (loss)	(0.21)	0.54	1.75	0.98	(0.73)
Total from investment operations	(0.19)	0.53	1.70	0.94	(0.71)

Less Distributions to shareholders:
From net investment income	-	-	-	- (b)	-
From net realized gain	(0.11)	(1.11)	(0.08)	-	-
From return of capital	-	-	-	-	-
Total distributions	(0.11)	(1.11)	(0.08)	-	-

Paid in capital from redemption fees

Net asset value, end of period	$ 6.18	$ 6.48	$ 7.06	$ 5.44	$ 4.50

Total Return (c)	(2.89)%	7.33%	31.32%	20.97%	(13.63)%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 2,930	$ 3,226	$ 3,392	$ 2,999	$ 2,763
Ratio of expenses to average net assets (d)	1.76%	1.77%	1.84%	2.20%	2.11%
Ratio of expenses to average net assets
before waiver & reimbursement (d)	1.76%	1.77%	1.84%	2.20%	2.11%
Ratio of net investment income (loss) to
average net assets (d) (e)	0.24%	(0.13)%	(0.76)%	(0.75)%	0.34%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (d) (e)	0.24%	(0.13)%	(0.76)%	(0.75)%	0.34%
Portfolio turnover rate	200.23%	145.11%	113.99%	124.71%	99.12%

* See accompanying notes which are an integral part of the financial statements.

(a) Net investment income (loss) per share is based on average shares outstanding.

(b) Amount is less than 0.005

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(e) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

43

FINANCIAL REVIEW

FINANCIAL HIGHLIGHTS FOR A FUND SHARE OUTSTANDING – throughout each period

Ancora/Thelen Small-Mid Cap Fund
Period Ended
CLASS S SHARES	12/31/2015 (g)
Selected Per Share Data
Net asset value, beginning of period	$ 14.00

Income from investment operations
Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss)	(1.66)
Total from investment operations	(1.65)

Less Distributions to shareholders:
From net investment income	(0.01)
From net realized gain	(0.11)
From return of capital	-
Total distributions	(0.12)

Net asset value, end of period	$ 12.23

Total Return (b)	(11.77)% (f)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 3,981
Ratio of expenses to average net assets (c)	0.99% (e)
Ratio of expenses to average net assets
before waiver & reimbursement (c)	1.31% (e)
Ratio of net investment income (loss) to
average net assets (c) (d)	0.15% (e)
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement (c) (d)	(0.16)% (e)
Portfolio turnover rate	57.12% (f)

* See accompanying notes which are an integral part of the financial statements.

(a) Net investment income (loss) per share is based on average shares outstanding.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

(d) Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e) Annualized

(f) Not Annualized

(g) For period June 19, 2015 (commencement of operations) through December 31, 2015.

44

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements

December 31, 2015

NOTE 1. ORGANIZATION

Ancora Income Fund (the “Income Fund”), Ancora/Thelen Small-Mid Cap Fund (the “Small-Mid Cap Fund”), Ancora MicroCap Fund (the “MicroCap Fund”), and Ancora Special Opportunity Fund (the “Special Opportunity Fund”), (each, a “Fund” and collectively, the “Funds”) are each a separate series of Ancora Trust (the “Trust”), an Ohio business trust under a Declaration of Trust dated August 20, 2003. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest representing interests in separate funds of securities, and it permits the Trust to offer separate classes of each such series. The Income Fund’s investment objective is to obtain a high level of income, with a secondary objective of capital appreciation. The Small-Mid Cap Fund’s investment objective is to obtain capital appreciation. The MicroCap Fund’s investment objective is to obtain capital appreciation. The Special Opportunity Fund’s investment objective is obtaining a high total return through a combination of income and capital appreciation in the value of its shares. Each Fund is an “open-end” management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a “diversified” company as defined in the 1940 Act. The Board of Trustees (the “Board”) of the Trust has authorized that shares of the Funds may be offered in three classes: Class C, Class I (formerly Class D) and Class S. Class S shares are currently offered in the Ancora/Thelen Small-Mid Cap Fund only. Class C, Class I and Class S shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class. Class C shares are a no-load share class. Class S and Class I shares are offered continuously at net asset value. Class C shares are subject to distribution and shareholder service fees. Class I and Class S shares are subject to a contractual limit on total operating expenses. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets. The investment advisor of the Funds is Ancora Advisors LLC (the “Advisor”).

The Funds will deduct a 2% redemption fee from redemption proceeds if shares are purchased and then redeemed within 90 days. For the year ended December 31, 2015, the Income Fund – Class I collected $289 in redemption fees. For the year ended December 31, 2015, the Small-Mid Cap Fund – Class I collected $6 in redemption fees. For the year ended December 31, 2015, the Microcap Fund – Class I collected $809 in redemption fees. For the year ended December 31, 2015, the Income Fund – Class C, the Small-Mid Cap Fund Class C and S, the Microcap Fund – Class C and the Opportunity Fund – Class C and Class I did not collect any redemption fees.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

45

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2015

Security Valuation - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Use Of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Federal Income Taxes - The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed. Funds identify their major tax jurisdiction as U.S. Federal; however the Funds’ are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of and during the year ended December 31, 2015, the Funds’ did not have a liability for any unrecognized tax benefits. The Funds’ recognize interest and penalty, if any, related to recognized tax benefits or income tax expense on the Statements of Operations. During the year ended December 31, 2015, the Funds’ did not incur any interest or penalties.

Distributions To Shareholders – The Income Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a monthly basis. The Special Opportunity Fund, MicroCap Fund, and Small-Mid Cap Fund intend to distribute substantially all of their net investment income, if any, as dividends to their shareholders on at least an annual basis. Distributions to shareholders are recorded on the ex-dividend date. All the Funds intend to distribute their net realized long term capital gains and net realized short term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing and recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate

46

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2015

characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, the results of operations, or net asset value per share of a fund.

At December 31, 2015 the following reclassifications were made:

	Undistributed Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Capital
Income Fund	$ 54,360	$ (54,360)	$ -
Small-Mid Cap Fund	$ (37)	$ 36	$ 1
MicroCap Fund	$ 156,582	$ (156,582)	$ -
Special Opportunity Fund	$ 34,601	$ (3,520)	$ (31,081)

Other - The Funds follow industry practice and record security transactions based on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

Expenses – Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or other appropriate basis as determined by the Board.

NOTE 3. SECURITIES VALUATIONS

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

47

FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements - A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the fund. The money market securities will be categorized as Level 1 within the fair value hierarchy.

Equity securities (common stocks including real estate investment trusts, senior securities, traditional preferred securities, investment companies, and corporate bond trust certificates) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees. Manually priced securities held by the Funds (if any) are reviewed by the Board of Trustees on a quarterly basis. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 within the fair value hierarchy.

Fixed income securities - Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair value of such securities. If the Advisor decides that a price provided by the pricing services does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost

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Notes to the Financial Statements (CONTINUED)

December 31, 2015

method of valuation. Generally, fixed income securities are categorized as Level 2 within the fair value hierarchy.

The following table summarizes the inputs used to value each Fund’s assets measured at fair value as of December 31, 2015:

Ancora Income Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Corporate Bond Trust Certificates	$ 7,514,283	$ -	$ -	$ 7,514,283
Traditional Preferred	3,557,553	-	-	3,557,553
Investment Companies	10,259,506	-	-	10,259,506
REIT Senior Securities	2,894,248	-	-	2,894,248
Money Market Funds	4,182,111	-	-	4,182,111
Total	$ 28,407,701	$ -	$ -	$ 28,407,701

Ancora/Thelen Small-Mid Cap Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 55,985,991	$ -	$ -	$ 55,985,991
Money Market Funds	90,418	-	-	90,418
Total	$ 56,076,409	$ -	$ -	$ 56,076,409

Ancora MicroCap Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 15,221,169	$ -	$ -	$ 15,221,169
Money Market Funds	369,886	-	-	369,886
Total	$ 15,591,055	$ -	$ -	$ 15,591,055

Ancora Special Opportunity Fund Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$ 8,316,850	$ 181,412	$ -	$ 8,498,262
Investment Companies	4,124,180	-	-	4,124,180
Money Market Funds	831,703	-	-	831,703
Total	$ 13,272,733	$ 181,412	$ -	$ 13,454,145

* The Funds did not hold any Level 3 assets during the year ended December 31, 2015. For more detail on the investments in securities please refer to the Schedule of Investments. The Funds did not hold any derivative investments at any time during the year ended December 31, 2015. There were no transfers into and out of Levels 1 and 2 during the current period presented. It is the Funds' policy to recognize transfers into and out of Levels 1 and 2 at the end of the reporting period.

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FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2015

The following table sets forth a summary of the changes in the fair value of each Fund’s investments in affiliated issuers for the year ended December 31, 2015:

Ancora/Thelen Small-Mid Cap Fund

Autobytel, Inc. *	Investments
Balance Beginning at December 31, 2014	$ 708,598
Net Realized Gain/(Loss) on Sale of Investments	50,749
Net Change in Unrealized Appreciation on Investments Held at Year End	691,905
Net Purchases	-
Net Sales	(173,025)
Balance End at December 31, 2015	$ 1,278,227

Farmers National Banc Corp.	Investments
Balance Beginning at December 31, 2014	$ 473,921
Net Realized Gain/(Loss) on Sale of Investments	-
Net Change in Unrealized Appreciation on Investments Held at Year End	14,189
Net Purchases	-
Net Sales	-
Balance End at December 31, 2015	$ 488,110

Ancora MicroCap Fund

Mace Security International, Inc.	Investments
Balance Beginning at December 31, 2014	$ 57,000
Net Realized Gain/(Loss) on Sale of Investments	-
Net Change in Unrealized Appreciation on Investments Held at Year End	1,500
Net Purchases	-
Net Sales	-
Balance End at December 31, 2015	$ 58,500

LNB Bancorp *	Investments
Balance Beginning at December 31, 2014	$ 180,300
Net Realized Gain/(Loss) on Sale of Investments	139,671
Net Change in Unrealized Depreciation on Investments Held at Year End	(132,971)
Net Purchases	-
Net Sales	(187,000)
Balance End at December 31, 2015	$ -

Ancora Special Opportunity Fund

Mace Security International, Inc.	Investments
Balance Beginning at December 31, 2014	$ 950,000
Net Realized Gain/(Loss) on Sale of Investments	-
Net Change in Unrealized Appreciation on Investments Held at Year End	25,000
Net Purchases	-
Net Sales	-
Balance End at December 31, 2015	$ 975,000
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FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2015

Stephan Co.	Investments
Balance Beginning at December 31, 2014	$ 248,000
Net Realized Gain/(Loss) on Sale of Investments	(423)
Net Change in Unrealized Depreciation on Investments Held at Year End	(47,682)
Net Purchases	-
Net Sales	(18,483)
Balance End at December 31, 2015	$ 181,412

Riverview Bancorp, Inc.	Investments
Balance Beginning at December 31, 2014	$ -
Net Realized Gain/(Loss) on Sale of Investments	-
Net Change in Unrealized Appreciation on Investments Held at Year End	14,185
Net Purchases	140,585
Net Sales	-
Balance End at December 31, 2015	$ 154,770

* Not affiliated at December 31, 2015.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust retains Ancora Advisors LLC to manage the Funds’ investments. As an affiliated member of the Advisor, Richard A. Barone, Chairman of the Trust, is regarded to control the Advisor for purposes of the 1940 Act. Under the terms of the Investment Advisory Agreement, (the “Agreement”), the Advisor manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board. The Advisor makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions. As compensation for management services, the Income Fund, Small-Mid Cap Fund, MicroCap Fund and Special Opportunity Fund are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of each Fund. For the year ended December 31, 2015, the Advisor earned fees of $281,846 from the Income Fund, $568,192 from the Small-Mid Cap Fund, $166,331 from the MicroCap Fund, and $128,154 from the Special Opportunity Fund. At December 31, 2015, payables to the Advisor were $23,476, $46,768, $13,697, and $11,215 for the Income Fund, Small-Mid Cap Fund, MicroCap Fund, and Special Opportunity Fund, respectively.

The Advisor has contractually agreed to waive management fees, to the extent of management fees, in order to limit total annual operating expenses for the Income Fund to 2.00% for Class C shares and 1.285% for Class I shares until April 30, 2016, but can be terminated by a vote of the Board of Trustees of the Trust if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2015, the Advisor waived management fees of $18,721 for the Income Fund Class I shares. The Advisor has contractually agreed to waive management fees, to the extent of management fees, in order to limit total annual operating expenses for the Small-Mid Cap Fund to 1.39% for Class I shares and 0.99% for Class S shares until April 30, 2016, but can be terminated by a vote of the Board of Trustees of the Trust if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2015, the

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FINANCIAL REVIEW

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Notes to the Financial Statements (CONTINUED)

December 31, 2015

Advisor waived management fees of $5,878 for the Small-Mid Cap Fund Class S shares. The Advisor has contractually agreed to waive management fees, to the extent of management fees, in order to limit total annual operating expenses for the MicroCap Fund to 1.60% for Class I shares until April 30, 2016, but can be terminated by a vote of the Board of Trustees of the Trust if they deem the termination to be beneficial to the Fund shareholders. For the year ended December 31, 2015, the Advisor waived management fees of $83 for the MicroCap Fund Class I shares. The Advisor is entitled to recover such waived amounts within the same fiscal year in which the Advisor reduced its fee.  No recoupment will occur except to the extent that the Funds’ expenses, together with the amount recovered, do not exceed the applicable expense limitation.

The Funds have adopted a Distribution and Shareholder Servicing Plan (each such plan, a “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized. The principal activities for which payments will be made include (i) compensation of securities dealers (including America Northcoast Securities, Inc.) and others for distribution services and (ii) advertising. In addition, each of the Funds shall pay service fees pursuant to agreements with dealers (including America Northcoast Securities, Inc.) or other services. Richard A. Barone, Chairman of the Trust and controlling shareholder of Arch Eagle Group, Inc., the parent company of America Northcoast Securities, Inc., has an indirect financial interest in the operation of the Plan.

For the year ended December 31, 2015, the fees earned and payable were as follows:

Fund	Annual Rate	Fees Earned	Amount payable at December 31, 2015
Income Fund
Class C	0.50%	$ 73,145	$ 5,975

Small-Mid Cap Fund
Class C	0.75%	$ 7,433	$ 1,505

MicroCap Fund
Class C	0.75%	$ 6,897	$ 2,763

Special Opportunity Fund
Class C	0.75%	$ 71,882	$ 7,283

The Funds have entered into an Administration Agreement with The Ancora Group, Inc., an affiliate of the advisor. Pursuant to the Administration Agreement, each of the Funds will pay an administration fee equal to 0.10% of average net assets of each Fund monthly. Under the Administration Agreement, The Ancora Group, Inc. will assist in maintaining office facilities, furnish clerical services, prepare and file documents with the Securities and Exchange Commission, coordinate the filing of tax returns, assist with the preparation of the Funds’ Annual and Semi-Annual Reports to shareholders, monitor the Funds’ expense accruals and pay all expenses, monitor the Funds’ sub-chapter M status,

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FINANCIAL REVIEW

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Notes to the Financial Statements (CONTINUED)

December 31, 2015

maintain the Funds’ fidelity bond, monitor each Funds’ compliance with such Funds’ policies and limitations as set forth in the Prospectus and Statement of Additional Information and generally assist in the Funds’ operations. For the year ended December 31, 2015, The Ancora Group, Inc. earned $28,184 from the Income Fund, $56,819 from the Small-Mid Cap Fund, $16,634 from the MicroCap Fund, and $12,815 from the Special Opportunity Fund. As of December 31, 2015, The Ancora Group, Inc. was owed $2,410, $4,765, $1,370, and $1,122 by the Income Fund, Small-Mid Cap Fund, MicroCap Fund, and Special Opportunity Fund, respectively, for administrative services.

The Funds’ Board of Trustees has determined that any portfolio transaction for any of the Funds may be effected through America Northcoast Securities, Inc., if, in the Advisor’s judgment, the use of America Northcoast Securities, Inc. is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, America Northcoast Securities, Inc. charges the Funds a commission rate consistent with those charged by America Northcoast Securities, Inc. to comparable unaffiliated customers in similar transactions. For the year ended December 31, 2015, America Northcoast Securities, Inc. received commissions on security transactions of $57,138 for the Income Fund, $669 for the Small-Mid Cap Fund, $174 for the MicroCap Fund, and $84,480 for the Special Opportunity Fund.

The Trust retains America Northcoast Securities, Inc. (the “Distributor”), to act as the principal distributor of its shares. The Distributor is an affiliate of the Adviser and serves without compensation for distribution services other than fees paid to America Northcoast Securities, Inc. under the 12b-1 Plan.

Certain officers or interested trustees of the Trust are also officers or employees of the Advisor or its affiliates. They receive no fee for serving as officers of the Trust.

NOTE 5. INVESTMENTS

For the year ended December 31, 2015, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government obligations were as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Special Opportunity Fund
Purchases
U.S. Government Obligations	$ -	$ -	$ -	$ -
Other	$ 24,255,989	$ 37,782,119	$ 7,418,185	$ 26,418,998

Sales
U.S. Government Obligations	$ -	$ -	$ -	$ -
Other	$ 22,811,785	$ 31,817,775	$ 3,977,208	$ 23,441,235
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FINANCIAL REVIEW

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Notes to the Financial Statements (CONTINUED)

December 31, 2015

At December 31, 2015, the costs of securities for federal income tax purposes were $28,642,657, $51,500,178, $16,346,020, and $13,077,798 for the Income Fund, Small-Mid Cap Fund, MicroCap Fund, and Special Opportunity Fund respectively.

As of December 31, 2015, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Special Opportunity Fund
Gross Appreciation	$ 771,429	$ 9,031,983	$ 2,606,290	$ 1,335,449
Gross (Depreciation)	(1,006,385)	(4,455,752)	(3,361,255)	(959,102)
Net Appreciation (Depreciation) on Investments	$ (234,956)	$ 4,576,231	$ (754,965)	$ 376,347

NOTE 6. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2015 is as follows:

	Income Fund Class C	Income Fund Class I	Small-Mid Cap Fund Class C	Small-Mid Cap Fund Class I	Small-Mid Cap Fund Class S
Ordinary income	$ 536,022	$ 537,002	$ 929	$ 55,472	$ 4,297
Short-term capital gain	28,211	26,149	-	-	-
Long-term capital gain	140,712	130,427	7,793	457,013	35,037
Return of capital	255,088	236,443	-	-	-
	$ 960,033	$ 930,021	$ 8,722	$ 512,485	$ 39,334

	MicroCap Fund Class C	MicroCap Fund Class I	Special Opportunity Fund Class C	Special Opportunity Fund Class I
Ordinary income	$ -	$ -	$ -	$ -
Short-term capital gain	3,134	45,771	3,631	960
Long-term capital gain	132,322	1,932,572	196,504	51,974
Return of capital	-	-	-	-
	$ 135,456	$ 1,978,343	$ 200,135	$ 52,934

The tax character of distributions paid during the year ended December 31, 2014 is as follows:

	Income Fund Class C	Income Fund Class I	Small-Mid Cap Fund Class C	Small-Mid Cap Fund Class I
Ordinary income	$ 786,350	$ 707,983	$ 3,056	$ 535,538
Short-term capital gain	-	-	875	41,026
Long-term capital gain	43,943	37,366	36,552	1,713,876
Return of capital	91,421	77,740	-	-
	$ 921,714	$ 823,089	$ 40,483	$ 2,290,440
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FINANCIAL REVIEW

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Notes to the Financial Statements (CONTINUED)

December 31, 2015

	MicroCap Fund Class C	MicroCap Fund Class I	Special Opportunity Fund Class C	Special Opportunity Fund Class I
Ordinary income	$ -	$ -	$ -	$ -
Short-term capital gain	5,213	74,767	200,062	88,372
Long-term capital gain	113,722	1,631,094	1,026,773	453,550
Return of capital	-	-	-	-
	$ 118,935	$ 1,705,861	$ 1,226,835	$ 541,922

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31, of a fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. As of December 31, 2015, the Small-Mid Cap Fund elected to defer $211,841 of Post-October Capital Losses. As of December 31, 2015, the Income Fund elected to defer $122,925 of Post-October Capital Losses.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Income Fund	Small-Mid Cap Fund	MicroCap Fund	Special Opportunity Fund
Accumulated undistributed ordinary income (loss)	$ -	$ 45,289	$ -	$ -
Accumulated undistributed capital Gain (loss) (capital loss carry forward)	(122,925)	(1,551,096)	140,491	(47,103)
Unrealized appreciation (depreciation)	(234,956)	4,576,231	(754,965)	376,347
	$ (357,881)	$3,070,424	$ (614,474)	$ 329,244

NOTE 7. CAPITAL LOSS CARRYFORWARDS

During the year ended December 31, 2015, the Small-Mid Cap Fund generated $1,339,255 of short-term capital loss carryforward. During the year ended December 31, 2015, the Special Opportunity Fund generated $47,103 of short-term capital loss carryforward. The capital loss carryforward will be used to offset any short-term capital gains realized by the Fund in future years with no expiration. To the extent that these carryforwards are used to offset future capital gains, it is possible that the amount which is offset will not be distributed to shareholders.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2015, Pershing & Company owned, for the benefit of its customers, the following percentages of the outstanding shares:

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FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2015

Income Fund	94.95%
Small-Mid Cap Fund	54.77%
MicroCap Fund	78.53%
Special Opportunity Fund	99.64%

NOTE 9. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

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FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2015

PORTFOLIO HOLDINGS DISCLOSURE POLICY (UNAUDITED)

The Funds’ disclose their portfolio holdings in the following manner: (i) the funds file complete schedules of portfolio holdings with the Commission for the first and third quarter each year on Form N-Q; (ii) the Funds’ form N-Q are available on the Commission website at http:www.sec.gov and in annual and semi-annual reports to shareholders’ (iii) the Funds’ Form N-Q may be reviewed and copied at the Commission Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; (iv) on the Funds’ internet site www.ancorafunds.com approximately 10 days after the end of each fiscal quarter, which information is current as of the end of such fiscal quarter’ and (v) is available upon request by contacting the Funds in writing or by phone.

PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12 month period ended June 30, is available without charge upon request by (1) calling the Funds at (866) 626-2672; and (2) from the Funds’ documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

ADVISORY RENEWAL AGREEMENT (UNAUDITED)

At a Board meeting held on August 11, 2015, the continuation, for an additional year, of the First Amended Management Agreement dated August 18, 2014 between the Funds and Ancora Advisors, LLC (the “Advisor”) was voted on.

In order to fulfill their fiduciary duties pursuant to Section 15 of the 1940 Act, the Trustees reviewed the Management Agreement between the Trust and the Advisor pursuant to which the Advisor provides investment advisory services to each of the Funds. The Board was provided a copy of the Management Agreement and a memorandum of counsel to the Trust outlining the duties of the Board with respect to approval of continuation of the Management Agreement. The Advisor also presented the Board with materials showing management fees paid by comparable funds.

In determining whether to approve the continuation of the Management Agreement, the Board, including the Interested Trustees, considered the fairness and reasonableness of the terms of the Agreement with respect to each Fund. The Board considered the factors discussed below, among others. No single factor determined whether the Board approved the continuation of the Agreement. Instead, the Board made its decision based on a totality of the circumstances.

Nature, Extent and Quality of Services. The Board concluded that the Advisor has a high level of expertise in managing assets of the type held by the Funds and that the services that have been provided by the Advisor to the Funds are of high quality. The Board noted in particular the high quality of the Advisor’s management working on Fund matters.

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FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2015

With respect to Ancora Income Fund, the Board considered that the Fund is actively managed compared to other income funds. The Board also noted that the Advisor seeks to obtain better results than a typical income fund might expect by diligently seeking out convertible securities and closed-end funds that become available at a price lower than their underlying value. With respect to Ancora/Thelen Small-Mid Cap Fund, Ancora MicroCap Fund and Ancora Special Opportunity Fund, the Board considered that these Funds are actively managed. With respect to the Ancora/Thelen Small-Mid Cap Fund and the MicroCap Fund, the Board noted that the Advisor and Portfolio Managers have considerable experience and a very positive reputation with respect to investing in such stocks.

The Board also noted the benefit to the Funds of the research capabilities and professional expertise of the Ancora organization as a whole. In addition, the Board noted (i) the Advisor has worked hard to increase assets under management, thus reducing expense ratios, (ii) the closing of several Funds (including, this year, the Equity Fund) when such Funds were not contributing to shareholder value, and (iii) initiative shown to contract with an outside compliance firm to assure compliance with laws, regulations and best practices.

Comparisons. The Board also reviewed information regarding management fees charged by advisers to other smaller funds. This chart showed that the 1.0% management fee charged to the Funds is equal to or below the fees paid by many other comparably sized funds. In light of these comparisons, the Board concluded that the terms of the Agreement are fair and reasonable. The Board also noted that the Advisor does not benefit from any “soft dollar” or similar arrangements with respect to the Funds.

The Board also considered the management fee waivers for the Small-Mid Cap Fund, Income Fund and MicroCap Fund.

Investment Performance. The Board also discussed the investment performance of the Funds for various periods since inception, including the fact that the Income and MicroCap Funds were rated by the Wall Street Journal as the top-performing funds in their categories. Overall, the Board determined that the performance of the Funds has been satisfactory.

Cost and Profitability. The Board also considered the profitability of the Agreement to the Advisor. The Board noted that the Funds are not expected to have substantial assets for some time, and, therefore, it is not anticipated that the Agreement will be particularly profitable to the Advisor. The Board noted that at this time the Advisor’s compensation is not high relative to the experience of the Advisor and the nature and quality of the services performed by the Advisor.

Economies of Scale. The Board noted that at this time, the fee structure does not account for the benefit of economies of scale because the Funds have insufficient assets for economies of scale to be realized. Currently, the fee structure provides for a flat percentage rate. Once assets under management grow to substantially higher levels, economies of scale may begin to take effect and benefit the Advisor. At such future time,

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FINANCIAL REVIEW

Ancora Trust

Notes to the Financial Statements (CONTINUED)

December 31, 2015

it may be appropriate for the Board to review the fee structure to determine whether the management fees as a percent of assets under management might be reduced. The Board noted that any such discussion was premature at this time since assets would have to grow substantially above current levels before economies of scale would be realized for the Advisor. Again, the management fee waiver discussed above was considered.

Other Factors. The Board also noted that the Management Agreement is terminable by either party on 60 days notice. The Board noted that, under the requirements of the 1940 Act, it would regularly review the terms of the Agreement in light of changing conditions and seek to amend or terminate the Agreement as necessary.

After its consideration of the above, the Board concluded that the terms of the Management Agreement are fair and reasonable and in the best interests of each Fund and its respective shareholders.

59

FUND EXPENSES

ABOUT YOUR FUND'S EXPENSES - (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015 to December 31, 2015.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ancora Income Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2015	December 31, 2015	July 1, 2015 to December 31, 2015
Actual
Class C	$1,000.00	$1,012.56	$ 9.69
Class I	$1,000.00	$1,015.51	$ 6.53
Hypothetical (5% Annual Return before expenses)
Class C	$1,000.00	$1,015.58	$ 9.70
Class I	$1,000.00	$1,018.73	$ 6.54
*Expenses are equal to the Fund’s annualized expense ratio of 1.91% and 1.285%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

60

FUND EXPENSES

ABOUT YOUR FUND'S EXPENSES - (UNAUDITED) (CONTINUED)

Ancora/Thelen Small Mid-Cap Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2015	December 31, 2015	July 1, 2015 to December 31, 2015
Actual
Class C	$1,000.00	$ 895.37	$ 9.84
Class I	$1,000.00	$ 899.00	$ 6.27
Class S	$1,000.00	$ 900.26	$ 4.74
Hypothetical (5% Annual Return before expenses)
Class C	$1,000.00	$1,014.82	$10.46
Class I	$1,000.00	$1,018.60	$ 6.67
Class S	$1,000.00	$1,020.21	$ 5.04
* Expenses are equal to the Fund’s annualized expense ratio of 2.06%, 1.31% and 0.99%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ancora MicroCap Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2015	December 31, 2015	July 1, 2015 to December 31, 2015
Actual
Class C	$1,000.00	$ 897.71	$10.95
Class I	$1,000.00	$ 900.57	$ 7.62
Hypothetical (5% Annual Return before expenses)
Class C	$1,000.00	$1,013.66	$11.62
Class I	$1,000.00	$1,017.19	$ 8.08
* Expenses are equal to the Fund’s annualized expense ratio of 2.29% and 1.59%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Ancora Special Opportunity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
Fund	July 1, 2015	December 31, 2015	July 1, 2015 to December 31, 2015
Actual
Class C	$1,000.00	$ 946.78	$11.73
Class I	$1,000.00	$ 950.58	$ 8.06
Hypothetical (5% Annual Return before expenses)
Class C	$1,000.00	$1,013.16	$12.13
Class I	$1,000.00	$1,016.94	$ 8.34
* Expenses are equal to the Fund’s annualized expense ratio of 2.39% and 1.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

61

TRUSTEES & OFFICERS

The Board of Trustees is responsible for managing the Funds’ business affairs and for exercising each Fund’s powers except those reserved for the shareholders. The day-to-day operations of the Funds are conducted by its officers. The following table provides biographical information with respect to each current Trustee and officer of the Funds.

Name, Address and Age	Position(s) Held with the Fund	Term of Office (2) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Independent Directors:
Raj Aggarwal 7380 Sherman Road Cleveland, OH 44026	Trustee	Since November 15, 2003	Visiting Research Scholar at Federal Reserve Bank of Cleveland since 2013. Frank C. Sullivan Professor of International Business and Finance at University of Akron from 2006 to 2013 and the former Dean of the College of Business Administration. Firestone Chair and Professor of Finance at Kent State University from 1999 to the 2006; Mellon Chair in and Professor of Finance at John Carroll University from 1987 to 1999.	5	None.
68

Donald Lerner	Trustee	Since	Consultant to the marking device industry and private investor. Owner of Ace Rubber Company (marking devices) until 1999.	5	None.
200 North Folk Dr., Bentleyville, OH 44022 80		November 15, 2003

Anne Peterson Ogan 115 West Juniper Lane, Moreland Hills, OH 44022,	Trustee	Since November 15, 2003	President of The Proper Analysis Corp. (investment management firm) from 1993 to the present.	5	None.
68

Frank DeFino	Trustee	Since June 2014	President and owner of AJD Holding Co. (private equity firm) from 1976 to the present.	5	None.
2181 Enterprise Parkway Twinsburg, OH 44087 61

Interested Director:
Richard A. Barone (1)	Chairman, Trustee and Portfolio Manager	Since August 2, 2003	Portfolio Manager of the Ancora Funds since 2004; Chairman Emeritus, Director and Portfolio Manager of Ancora Advisors LLC since 2003; Chairman and Director of Arch Eagle Group, Inc. since 2002; Chairman and Director of America Northcoast Securities, Inc. since 2000; Chairman Emeritus and Director of the Ancora Group Inc. since 2010; member of the Executive Committee of the Ancora entities since 2006; Portfolio Manager of Fifth Third Investment Advisors from 2001 to 2003; Chief Executive Officer of Maxus Investment Group (financial services) until 2001; Portfolio Manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund until 2001.	5	The Stephen Company (TSC) Mace Security International (MACE)
6060 Parkland Boulevard, Suite 200 Cleveland, Ohio 44124
73

(1)  Richard A. Barone is considered an “interested person” as defined in Section 2(a) (19) of the 1940 Act by virtue of his affiliation with the Advisor.

(2) Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor or (ii) the date the trustee dies, resigns or is removed.

62

TRUSTEES & OFFICERS

(CONTINUED)

Name, Address and Age	Position(s) Held with the Fund	Term of Office (2) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Officers:
Joseph M. Spidalieri 6060 Parkland Boulevard, Suite 200 Cleveland, Ohio 44124 37	Chief Compliance Officer	Since March 1, 2011	Chief Compliance Officer of Ancora Advisors LLC; Director of Compliance of Ancora Securities, Inc. until 2013; Director of Compliance of Ancora Capital Inc. until 2013; Chief Compliance Officer of The Ancora Group Inc.	5	None.
Bradley A. Zucker 6060 Parkland Boulevard, Suite 200 Cleveland, Ohio 44124 42	Secretary	Since August 2, 2003	Chief Financial Officer of Ancora Advisors LLC; Chief Financial Officer and Director of Ancora Securities, Inc. until 2013; Chief Financial Officer and Director of Ancora Capital Inc. until 2013; Chief Financial Officer and Director of The Ancora Group Inc.; member of the Executive Committee for the Ancora entities	5	None.

(2) Each trustee holds office for an indefinite term until the earlier of (i) the election of his or her successor or (ii) the date the trustee dies, resigns or is removed.

63

PRIVACY POLICY

FACTS	WHAT DOES ANCORA TRUST (“ANCORA”) DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

e)       Social security number

f)        Income

g)       Assets

h)       Risk tolerance

i)        Wire transfer instructions

j)        Transaction history

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Ancora chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Ancora Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates' everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call Joseph Spidalieri at (216) 593-5007

64

PRIVACY POLICY

Page 2 (Continued)
What we do

How does Ancora protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Ancora collect my personal information?

We collect your personal information, for example, when you

a)       Enter into an investment advisory contract

b)       Seek financial advice

c)       Make deposits or withdrawals from your account

d)       Tell us about your investment or retirement portfolio

e)       Give us your employment history

Why can't I limit all sharing?

Federal law gives you the right to limit only

e)       sharing for affiliates’ everyday business purposes—information about your creditworthiness

f)       affiliates from using your information to market to you

g)       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. e) Ancora does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. f) Ancora does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. g) Ancora does not jointly market.

65

DIRECTORS

Richard A. Barone, Chairman

Raj Aggarwal

Donald Lerner

Anne Peterson Ogan

Frank DeFino

OFFICERS

Richard A. Barone, Treasurer

Bradley Zucker, Secretary

Joseph Spidalieri, Chief Compliance Officer

INVESTMENT ADVISOR

Ancora Advisors LLC

6060 Parkland Boulevard, Suite 200
Cleveland, Ohio 44124

DISTRIBUTOR

America Northcoast Securities, Inc.

2000 Auburn Drive, Suite 300
Cleveland, Ohio 44122

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

LEGAL COUNSEL

McDonald Hopkins LLC

2100 Bank One Center

600 Superior Avenue E.

Cleveland, OH 44114

CUSTODIAN

U.S. Bank N.A.

425 Walnut Street

Cincinnati, OH 45202

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

The Funds’ Statement of Additional Information includes additional information about the Funds and is available upon request at no charge by calling the Fund.

Distributed by America Northcoast Securities, Inc. Member FINRA/SIPC

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:

The Code of Ethics was updated in August 2008 to comply with updated Rule 17j-1.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please send requests to:  Ancora Trust, Attn: Compliance, 2000 Auburn Drive, Suite 420, Cleveland, OH 44122

(d) Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The  registrant's  board of trustees has determined that the registrant does not have an  audit  committee  financial  expert.  This is  because  the  experience provided  by the  members  of  the  audit  committee  together  offers  adequate oversight for the registrants level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

FY 2015	$ 40,000
FY 2014	$ 51,750

(b)

Audit-Related Fees

Registrant

FY 2015	$ 0
FY 2014	$ 0

Nature of the fees:

Consent estimate.

(c)

Tax Fees

Registrant

FY 2015	$ 10,000
FY 2014	$ 12,500

Nature of the fees:

1120-RIC estimate per engagement letter.

(d)

All Other Fees

Registrant

FY 2015	$ N/A
FY 2014	$ N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

 The Audit Committee is responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors' specific representations as to their independence.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2015	$ 10,000
FY 2014	$ 12,500

Part of the 2015 amount is an estimate and has not been billed yet.

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:  Exhibits

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ancora Trust

By /s/Richard A. Barone

     Richard A. Barone

     Chairman and Treasurer

Date: March 10, 2015